Exhibit 99.1

Supplemental Operating and Financial Data

for the Quarter Ended June 30, 2016

SECOND QUARTER 2016

Table of Contents

Page
Company Profile	3
Investor Information	4
Research Coverage	5
Guidance and Assumptions	6
Financial Highlights	7
Consolidated Balance Sheets	8
Consolidated Income Statements	9
Funds From Operations	10
Reconciliation to Diluted Funds From Operations	11
Funds Available for Distribution and Interest Coverage Ratios	12
Capital Structure	13
Debt Analysis	14-16
Unconsolidated Joint Ventures	17-18
Consolidated Joint Ventures	19-20
Portfolio Overview	21
In-Service Property Listing	22-24
Occupancy by Location	25
Top 20 Tenants and Tenant Diversification	26
Lease Expiration Roll Out	27
Boston Lease Expiration Roll Out	28-29
New York Lease Expiration Roll Out	30-31
San Francisco Lease Expiration Roll Out	32-33
Washington, DC Lease Expiration Roll Out	34-35
CBD/Suburban Lease Expiration Roll Out	36-37
Hotel and Residential Performance	38
Same Property Performance	39
Reconciliation to Same Property Performance and Net Income	40-41
Leasing Activity	42
Capital Expenditures, Tenant Improvements and Leasing Commissions	43
Acquisitions/Dispositions	44
Value Creation Pipeline—Construction in Progress	45
Value Creation Pipeline—Land Parcels and Purchase Options	46
Definitions	47-49

This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “will” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Boston Properties’ control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the uncertainties of investing in new markets, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effectiveness of our interest rate hedging programs, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof and are not guarantees of future results, performance or achievements. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

(Cover photo: Rendering of Salesforce Tower, San Francisco, CA)

(Photo credit: Steelblue)

SECOND QUARTER 2016

COMPANY PROFILE

The Company

Boston Properties, Inc. (“Boston Properties,” “BXP” or the “Company”), a self-administered and self-managed real estate investment trust (REIT), is one of the largest owners, managers, and developers of first-class office properties in the United States, with a significant presence in five markets: Boston, Los Angeles, New York, San Francisco, and Washington, DC. The Company was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde in Boston, where it maintains its headquarters. Boston Properties became a public company in June 1997. The Company acquires, develops and manages its properties through full-service regional offices. Its property portfolio is comprised primarily of Class A office properties, five retail properties, four residential properties (including two properties under construction) and one hotel. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants’ needs. The Company holds a superior track record in developing premium Central Business District (CBD) office buildings, successful mixed-use complexes, suburban office centers and build-to-suit projects for the U.S. government and a diverse array of creditworthy tenants.

Management

Boston Properties’ senior management team is among the most respected and accomplished in the REIT industry. Our deep and talented team of 35 individuals averages 30 years of real estate experience and 19 years with Boston Properties. We believe that our size, management depth, financial strength, reputation, and relationships of key personnel provide a competitive advantage to realize growth through property development and acquisitions. Boston Properties benefits from the reputation and relationships of key personnel, including Owen D. Thomas, Chief Executive Officer; Douglas T. Linde, President; Raymond A. Ritchey, Senior Executive Vice President; and Michael E. LaBelle, Executive Vice President, Chief Financial Officer and Treasurer. Our senior management team’s national reputation helps us attract business and investment opportunities. In addition, our other executive officers that serve as Regional Managers have strong reputations that assist in identifying and closing on new opportunities, having opportunities brought to us, and in negotiating with tenants and build-to-suit prospects. Additionally, Boston Properties’ Board of Directors consists of 11 distinguished members, the majority of whom are Independent Directors.

Strategy

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its investors with the greatest possible total return in all points of the economic cycle. To achieve this objective, the Company maintains consistent strategies that include the following:

•	concentrating on carefully targeted markets characterized by high barriers to the creation of new supply and strong real estate fundamentals where tenants have demonstrated a preference for high-quality office buildings and other facilities—currently Boston, Los Angeles, New York, San Francisco and Washington, DC;

•	investing in the highest quality buildings (primarily office) that are able to maintain high occupancy and achieve premium rental rates through economic cycles;

•	in our core markets, maintaining scale and a full service real estate capability (leasing, development, construction and property management) to ensure we (1) see all relevant investment deal flow and (2) maintain an ability to execute on all types of real estate opportunities, such as acquisitions, dispositions, repositioning and development, throughout the real estate investment cycle;

•	be astute in market timing for investment decisions by acquiring properties in times of opportunity, developing into economic growth and selectively selling assets to either take advantage of the demand for our premier properties or pare from the portfolio properties that we believe have slower future growth potential, resulting in continuous portfolio refreshment;

•	taking on complex, technically-challenging development projects that leverage the skills of our management team to successfully develop, acquire, and reposition properties;

•	exploring joint-venture opportunities with partners who seek to benefit from our depth of development and management expertise;

•	ensuring a strong balance sheet to maintain consistent access to capital and the resultant ability to make opportunistic investments; and

•	fostering a culture and reputation of integrity and fair dealing, making us the counterparty of choice for tenants and real estate industry participants.

Snapshot

(as of June 30, 2016)

Corporate Headquarters	Boston, Massachusetts
Markets (1)	Boston, Los Angeles, New York, San Francisco and Washington, DC
Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures)	168
Total Square Feet (includes unconsolidated joint ventures)	46.5 million

Common shares outstanding, plus preferred shares and common and LTIP units (including Outperformance Plan Units and 2013 Multi-Year Long-Term Incentive Program (“MYLTIP”) Units when earned) on an as-converted basis (excludes 2014, 2015 and 2016 MYLTIP Units because not yet earned)

171.8 million
Dividend—Quarter/Annualized	$0.65/$2.60
Dividend Yield	1.97%
BXP’s Share of Combined Market Capitalization (2)	$32.0 billion
Senior Debt Ratings	A- (S&P); BBB+ (Fitch); Baa2 (Moody’s)

(1)	On July 1, 2016, the Company acquired a 49.8% interest in an existing joint venture that owns and operates Colorado Center located in Santa Monica, California, which resulted in the Company’s entry into the Los Angeles market.
(2)	For the Company’s definition of BXP’s Share of Combined Market Capitalization and related disclosures, see page 47.

SECOND QUARTER 2016

INVESTOR INFORMATION

Board of Directors
Joel I. Klein	Dr. Jacob A. Frenkel
Lead Independent Director	Director, Chair of Nominating & Corporate Governance Committee

Owen D. Thomas Chief Executive Officer and Director	Matthew J. Lustig Director

Douglas T. Linde President and Director	Alan J. Patricof Director

Bruce W. Duncan Director	Martin Turchin Director

Karen E. Dykstra Director	David A. Twardock Director, Chair of Audit Committee

Carol B. Einiger
Director, Chair of Compensation Committee

Chairman Emeritus
Mortimer B. Zuckerman

Management
Raymond A. Ritchey	John F. Powers
Senior Executive Vice President	Executive Vice President, New York Region

Michael E. LaBelle Executive Vice President, Chief Financial Officer and Treasurer	Frank D. Burt Senior Vice President, General Counsel

Peter D. Johnston	Michael R. Walsh
Executive Vice President, Washington, DC Region	Senior Vice President, Chief Accounting Officer

Bryan J. Koop
Executive Vice President, Boston Region

Robert E. Pester
Executive Vice President, San Francisco Region

Company Information
Corporate Headquarters	Trading Symbol	Investor Relations	Inquires
800 Boylston Street Suite 1900 Boston, MA 02199 (t) 617.236.3300 (f) 617.236.3311	BXP	Boston Properties, Inc. 800 Boylston Street, Suite 1900 Boston, MA 02199 (t) 617.236.3322 (f) 617.236.3311 www.bostonproperties.com	Inquiries should be directed to
Michael E. LaBelle
	Stock Exchange Listing New York Stock Exchange		Executive Vice President, Chief Financial Officer and Treasurer
at 617.236.3352 or
mlabelle@bostonproperties.com

Arista Joyner, Investor Relations Manager
at 617.236.3343 or
ajoyner@bostonproperties.com

Common Stock Data (NYSE: BXP)

Boston Properties’ common stock has the following characteristics (based on information reported by the New York Stock Exchange):

	Q2 2016	Q1 2016	Q4 2015		Q3 2015	Q2 2015
High Closing Price	$133.13	$127.26	$130.15		$126.32	$142.17
Low Closing Price	$123.71	$108.18	$118.62		$108.65	$120.83
Average Closing Price	$128.38	$118.69	$124.47		$119.54	$131.76
Closing Price, at the end of the quarter	$131.90	$127.08	$127.54		$118.40	$121.04

Dividends per share	$0.65	$0.65	$0.65		$0.65	$0.65
Special dividends per share	$—	$—	$1.25		$—	$—

Total dividends	$0.65	$0.65	$1.90		$0.65	$0.65

Closing dividend yield—annualized	1.97%	2.05%	3.02	% (1)	2.20%	2.15%

Closing common shares outstanding, plus preferred shares and common and LTIP units (including Outperformance Plan Units and 2013 MYLTIP Units when earned) on an as-converted basis (excludes 2014, 2015 and 2016 MYLTIP Units because not yet earned) (thousands) (2)	171,772	171,763	171,509		171,509	171,506
Closing market value of outstanding shares and units (thousands)	$22,856,727	$22,027,642	$22,074,258		$20,506,666	$20,959,086

(1)	Includes the special dividend of $1.25 per share paid on January 28, 2016 to shareholders of record as of the close of business on December 31, 2015.
(2)	For additional detail, see page 13.

Timing
Quarterly results for the next four quarters will be announced according to the following schedule:

Third Quarter, 2016	Tentatively October 25, 2016
Fourth Quarter, 2016	Tentatively January 31, 2017
First Quarter, 2017	Tentatively April 25, 2017
Second Quarter, 2017	Tentatively August 1, 2017

SECOND QUARTER 2016

RESEARCH COVERAGE

Equity Research Coverage		Debt Research Coverage	Rating Agencies

Lucy Moore	Jonathan Petersen / Omotayo Okusanya	Scott Frost	Stephen Boyd
Argus Research Company	Jefferies & Co.	Bank of America Merrill Lynch	Fitch Ratings
646.747.5456	212.284.1705 / 212.336.7076	646.855.8078	212.908.9153

Jeffrey Spector / Jamie Feldman	Anthony Paolone	Peter Troisi	Ranjini Venkatesan
Bank of America Merrill Lynch	J.P. Morgan Securities	Barclays	Moody’s Investors Service
646.855.1363 / 646.855.5808	212.622.6682	212.412.3695	212.553.3828

Ross Smotrich / Peter Siciliano	Craig Mailman / Jordan Sadler	Thomas Cook	Anita Ogbara
Barclays Capital	KeyBanc Capital Markets	Citi Investment Research	Standard & Poor’s
212.526.2306 / 212.526.3098	917.368.2316 / 917.368.2280	212.723.1112	212.438.5077

David Toti	Richard Anderson	John Giordano
BB&T Capital Markets	Mizuho Securities	Credit Suisse Securities
212.419.4620	212.205.8445	212.538.4935

John Kim	Sumit Sharma / Vikram Malhotra	Ron Perrotta
BMO Capital	Morgan Stanley	Goldman Sachs
212.885.4115	212.761.7567 / 212.761.7064	212.702.7885

Thomas Lesnick	Mike Carroll	Mark Streeter
Capital One Securities	RBC Capital Markets	J.P. Morgan Securities
571.633.8191	440.715.2649	212.834.5086

Michael Bilerman / Emmanuel Korchman	David Rodgers / Richard Schiller	Thierry Perrein / Jason Jones
Citigroup Global Markets	RW Baird	Wells Fargo
212.816.1383 / 212.816.1382	216.737.7341 / 312.609.5485	704.715.8455 / 704.715.7932

Ian Weissman / Derek van Dijkum	Alexander Goldfarb / Daniel Santos
Credit Suisse	Sandler O’Neill & Partners
212.538.6889 / 212.325.9752	212.466.7937 / 212.466.7927

Barry Oxford	John Guinee / Erin Aslakson
D.A. Davidson & Co.	Stifel, Nicolaus & Company
212.240.9871	443.224.1307 / 443.224.1350

Vincent Chao / Mike Husseini	Michael Lewis
Deutsche Bank Securities	SunTrust Robinson Humphrey
212.250.6799 / 212.250.7703	212.319.5659

Steve Sakwa / Robert Simone	Nick Yulico
Evercore ISI	UBS Securities
212.446.9462 / 212.446.9459	212.713.3402

Brad Burke	Blaine Heck
Goldman Sachs	Wells Fargo Securities
917.343.2082	443.263.6529

Jed Reagan / Tyler Grant
Green Street Advisors
949.640.8780

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding Boston Properties’ performance made by the analysts listed above do not represent the opinions, estimates or forecasts of Boston Properties or its management. Boston Properties does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

SECOND QUARTER 2016

GUIDANCE

The Company’s guidance for the third quarter and full year 2016 for EPS (diluted) and FFO per share (diluted) is set forth and reconciled below. Except as described below, the estimates reflect management’s view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels and the earnings impact of the events referenced in the earnings release issued on July 26, 2016 and otherwise referenced during the Company’s conference call scheduled for July 27, 2016. The estimates do not include possible future gains or losses or the impact on operating results from other possible future property acquisitions or dispositions, other possible capital markets activity or possible future impairment charges. EPS estimates may be subject to fluctuations as a result of several factors, including changes in the recognition of depreciation and amortization expense and any gains or losses associated with disposition activity. The Company is not able to assess at this time the potential impact of these factors on projected EPS. By definition, FFO does not include real estate-related depreciation and amortization, impairment losses or gains or losses associated with disposition activities. There can be no assurance that the Company’s actual results will not differ materially from the estimates set forth below.

	Third Quarter 2016		Full Year 2016
	Low	High	Low	High
Projected Earnings per share (diluted)	$0.57	$0.59	$3.04	$3.11
Add:
Projected Company share of real estate depreciation and amortization	0.83	0.83	3.27	3.27
Less:
Projected Company share of gains on sales of real estate	—	—	0.39	0.39

Projected FFO per share (diluted)	$1.40	$1.42	$5.92	$5.99

ASSUMPTIONS

(dollars in thousands)

	Full Year 2016
	Low	High
Operating property activity:
Average In-service portfolio occupancy	90.0%	91.5%
Combined Same Property net operating income—GAAP basis (change from 2015) (1)	(0.75)%	0.75%
Combined Same Property net operating income—cash basis (change from 2015) (1)	1.00%	3.00%
Non Same Properties’ incremental contribution over 2015 (2)	$46,000	$52,000
Straight-line rent and fair value lease revenue (non-cash revenue) (2)	$52,000	$65,000
Hotel net operating income	$13,000	$15,000
Other income (expense):
Development and management services income	$23,000	$26,000
General and administrative expense	$(102,000)	$(107,000)
Net interest expense	$(400,000)	$(415,000)
Noncontrolling interest:
Noncontrolling interest in property partnerships’ share of FFO	$(95,000)	$(115,000)

(1)	Excluding the impact of the noncontrolling interest share from the consolidated portfolio, BXP’s Share of Combined Same Property Net Operating Income —GAAP basis and —cash basis is assumed to be 0.25% - 1.75% and 2.00% - 4.00%, respectively.
(2)	Includes BXP’s share of unconsolidated and consolidated joint venture properties.

SECOND QUARTER 2016

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

This section includes non-GAAP financial measures, which are accompanied by what the Company considers the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the non-GAAP financial measures presented and the most directly comparable GAAP financial measures are shown on pages 10-12. Descriptions of the non-GAAP financial measures the Company presents and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations can be found on pages 47-49.

	Three Months Ended
	30-Jun-16	31-Mar-16	31-Dec-15	30-Sep-15	30-Jun-15
Selected Items:
Revenue	$623,546	$665,985	$624,240	$629,884	$618,221
Straight-line rent (1) (2)	$(5,434)	$13,792	$18,149	$12,630	$14,024
Fair value lease revenue (1) (3)	$5,776	$5,375	$4,966	$5,937	$6,667
Income from unconsolidated joint ventures	$2,234	$1,791	$2,211	$2,647	$3,078
BXP’s share of funds from operations (FFO) from unconsolidated joint ventures	$6,852 (4)	$6,287	$6,205	$6,455	$6,964
Lease termination fees (1) (5)	$7,614	$49,445	$5,605	$7,760	$5,419
Ground rent expense (6)	$3,469	$3,471	$3,463	$3,534	$3,676
Fair value interest adjustment (1)	$6,732	$7,810	$8,593	$8,062	$7,856
Capitalized interest	$9,899	$9,269	$8,298	$9,100	$8,850
Capitalized wages	$4,467	$4,344	$4,130	$4,111	$3,997
Operating margins [(rental revenue—rental expense)/rental revenue] (7)	65.8%	68.2%	66.3%	65.9%	66.2%
Losses from early extinguishments of debt	$—	$—	$(22,040)	$—	$—
Income before gains on sales of real estate	$117,357	$148,599	$85,406	$123,792	$100,739
Net income attributable to Boston Properties, Inc. common shareholders	$96,597	$181,747	$137,851	$184,082	$79,460
Net income attributable to Boston Properties, Inc. per share—basic	$0.63	$1.18	$0.90	$1.20	$0.52
Net income attributable to Boston Properties, Inc. per share—diluted	$0.63	$1.18	$0.90	$1.20	$0.52
FFO attributable to Boston Properties, Inc.	$220,595	$250,688	$197,339	$217,261	$208,731
FFO per share—diluted (8)	$1.43	$1.63	$1.28	$1.41	$1.36
Dividends per common share (9)	$0.65	$0.65	$1.90	$0.65	$0.65
Funds available for distribution to common shareholders and common unitholders (FAD) (8) (10)	$160,989	$188,204	$138,872	$142,580	$148,967
Ratios:
Interest Coverage Ratio (excluding capitalized interest)—cash basis (11)	3.59	3.76	3.25	3.30	3.21
Interest Coverage Ratio (including capitalized interest)—cash basis (11)	3.28	3.46	3.02	3.06	2.98
FFO Payout Ratio (10)	45.45%	39.88%	50.78%	46.10%	47.79%
FAD Payout Ratio (10)	69.41%	59.35%	80.33%	78.24%	74.94%

	30-Jun-16	31-Mar-16	31-Dec-15	30-Sep-15	30-Jun-15
Balance Sheet Items:
Above-market rents (included within Prepaid Expenses and Other Assets)	$43,780	$47,388	$51,397	$55,434	$63,706
Below-market rents (included within Other Liabilities)	$152,576	$160,504	$172,670	$184,154	$202,653
Accrued ground rent expense, net (included within Prepaid Expenses and Other Assets and Other Liabilities)	$40,687	$39,752	$38,765	$42,962	$41,857
Accrued interest payable on outside members’ notes payable (included within Accrued Interest Payable)	$136,131	$127,670	$119,436	$111,422	$103,622
Capitalization:
Common Stock Price @ Quarter End	$131.90	$127.08	$127.54	$118.40	$121.04
Equity Value @ Quarter End	$22,856,727	$22,027,642	$22,074,258	$20,506,666	$20,959,086
Consolidated Debt	$9,754,084	$9,980,366	$9,008,543	$9,699,187	$9,835,878
Consolidated Market Capitalization	$32,610,811	$32,008,008	$31,082,801	$30,205,853	$30,794,964
Consolidated Debt/Consolidated Market Capitalization (8)	29.91%	31.18%	28.98%	32.11%	31.94%
BXP’s Share of Unconsolidated Joint Venture Debt	$350,831 (4)	$351,394	$351,926	$351,340	$351,154
Combined Debt (8)	$10,104,915	$10,331,760	$9,360,469	$10,050,527	$10,187,032
Less:
Partners’ Share of Consolidated Debt (12)	$976,399	$982,292	$988,142	$993,988	$1,166,726
BXP’s Share of Combined Debt (8)	$9,128,516	$9,349,468	$8,372,327	$9,056,539	$9,020,306
BXP’s Share of Combined Market Capitalization (8) (13)	$31,985,243	$31,377,110	$30,446,585	$29,563,205	$29,979,392
BXP’s Share of Combined Debt/BXP’s Share of Combined Market Capitalization (8) (13)	28.54%	29.80%	27.50%	30.63%	30.09%

(1)	Includes the Company’s share of consolidated and unconsolidated joint ventures amounts.
(2)	During the three months ended June 30, 2016, the Company recognized an aggregate of approximately $15.4 million of lump sum rental income amounts from three tenants that will be straight-lined through each tenant’s lease term. These amounts are in addition to the tenants’ monthly rental payments.
(3)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(4)	For additional detail, see pages 17-18.
(5)	For the three months ended March 31, 2016, includes approximately $45.0 million received from a tenant that terminated its lease for approximately 85,000 square feet at the Company’s 250 West 55th Street property located in New York City. For the three months ended June 30, 2016 and September 30, 2015, includes distributions received by the Company from its unsecured creditor claim against Lehman Brothers, Inc. of approximately $1.4 million and $3.6 million, respectively.
(6)	Includes non-cash straight-line adjustments to ground rent. See page 12 for the straight-line adjustments to the ground rent expense.
(7)	Rental expense consists of operating expenses, real estate taxes and ground rent expense. Amounts are exclusive of the gross up of reimbursable electricity and other amounts totaling $16,497, $17,913, $18,102, $18,989 and $17,845 for the three months ended June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015 and June 30, 2015, respectively.
(8)	For the Company’s definitions and related disclosures, see pages 47-49.
(9)	For the three months ended December 31, 2015, dividends per common share includes the $1.25 per common share special dividend paid on January 28, 2016 to shareholders of record as of the close of business on December 31, 2015.
(10)	FFO Payout Ratio equals dividends per common share (excluding any special dividends) divided by FFO per share-diluted. For a quantitative reconciliation of FFO, see page 10. FAD Payout Ratio equals distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD. For a quantitative reconciliation of FAD, see page 12.
(11)	The Company believes that the presentation of its interest coverage ratios provides investors with useful information about the Company’s financial performance as it relates to its cash interest expense obligations, which may assist investors in evaluating the Company’s ability to service its existing debt obligations. For a quantitative reconciliation, see page 12.
(12)	Amount is calculated based on the outside partners’ percentage ownership interest in the consolidated joint venture entities.
(13)	For additional detail, see page 13.

SECOND QUARTER 2016

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	30-Jun-16	31-Mar-16	31-Dec-15	30-Sep-15	30-Jun-15
ASSETS
Real estate	$18,690,403	$18,424,542	$18,465,405	$18,412,086	$18,207,934
Construction in progress (1)	865,359	857,578	763,935	725,601	880,996
Land held for future development	241,106	256,952	252,195	264,598	277,327
Less accumulated depreciation	(4,056,716)	(3,969,648)	(3,925,894)	(3,833,277)	(3,753,926)

Total real estate	15,740,152	15,569,424	15,555,641	15,569,008	15,612,331
Cash and cash equivalents	1,180,044	1,605,678	723,718	1,387,007	1,342,751
Cash held in escrows (2)	65,654	71,349	73,790	90,379	252,558
Investments in securities	21,775	21,077	20,380	19,645	20,953
Tenant and other receivables, net	84,861	73,759	97,865	66,446	55,183
Accrued rental income, net	776,816	767,864	754,883	737,145	730,797
Deferred charges, net (3)	697,823	693,976	704,867	719,019	739,838
Prepaid expenses and other assets	144,222	136,799	185,118	143,476	117,993
Investments in unconsolidated joint ventures	252,618	235,904	235,224	217,529	209,974

Total assets	$18,963,965	$19,175,830	$18,351,486	$18,949,654	$19,082,378

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net (3)	$3,189,013	$3,416,622	$3,435,242	$4,127,007	$4,264,920
Unsecured senior notes, net (3)	6,257,274	6,255,602	5,264,819	5,263,363	5,261,810
Unsecured line of credit	—	—	—	—	—
Mezzanine notes payable	307,797	308,142	308,482	308,817	309,148
Outside members’ notes payable	180,000	180,000	180,000	180,000	180,000
Accounts payable and accrued expenses	287,464	252,727	274,709	245,200	231,900
Dividends and distributions payable	113,071	113,079	327,320	112,912	112,892
Accrued interest payable	222,175	221,578	190,386	200,916	178,548
Other liabilities	508,952	498,290	483,601	448,680	448,480

Total liabilities	11,065,746	11,246,040	10,464,559	10,886,895	10,987,698

Commitments and contingencies	—	—	—	—	—

Noncontrolling interest:
Redeemable interest in property partnership	—	—	—	—	106,233

Equity:
Stockholders’ equity attributable to Boston Properties, Inc.:
Excess stock, $0.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Preferred stock, $0.01 par value, 50,000,000 shares authorized; 5.25% Series B cumulative redeemable preferred stock, $0.01 par value, liquidation preference $2,500 per share, 92,000 shares authorized, 80,000 shares issued and outstanding	200,000	200,000	200,000	200,000	200,000
Common stock, $0.01 par value, 250,000,000 shares authorized, 153,674,930, 153,604,966, 153,579,966, 153,574,600 and 153,473,931 outstanding, respectively	1,537	1,536	1,536	1,536	1,535
Additional paid-in capital	6,316,191	6,306,723	6,305,687	6,300,780	6,293,556
Dividends in excess of earnings	(702,361)	(699,048)	(780,952)	(627,054)	(711,239)
Treasury common stock, at cost	(2,722)	(2,722)	(2,722)	(2,722)	(2,722)
Accumulated other comprehensive income (loss)	(79,748)	(56,706)	(14,114)	(20,625)	1,848

Total stockholders’ equity attributable to Boston Properties, Inc.	5,732,897	5,749,783	5,709,435	5,851,915	5,782,978
Noncontrolling interests:
Common units of the Operating Partnership	612,385	616,095	603,092	620,036	614,988
Property partnerships	1,552,937	1,563,912	1,574,400	1,590,808	1,590,481

Total equity	7,898,219	7,929,790	7,886,927	8,062,759	7,988,447

Total liabilities and equity	$18,963,965	$19,175,830	$18,351,486	$18,949,654	$19,082,378

(1)	Represents the portion of the Company’s consolidated development projects that qualifies for interest capitalization. Such portion generally excludes intangible assets.
(2)	At June 30, 2015, approximately $192.3 million was held by a qualified intermediary for possible investment in a like-kind exchange in accordance with Section 1031 of the Internal Revenue Code in connection with a sale of real estate.
(3)	On January 1, 2016, the Company adopted Accounting Standards Update 2015-03, “Simplifying the Presentation of Debt Issuance Costs,” which requires that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. The Company retrospectively adopted the guidance resulting in the presentation of deferred financing costs, net (previously included within Deferred Charges, Net) as a reduction to Mortgage Notes Payable, Net and Unsecured Senior Notes, Net for all periods presented. The recognition and measurement guidance for debt issuance costs was not affected.

SECOND QUARTER 2016

CONSOLIDATED INCOME STATEMENTS

(unaudited and in thousands, except for per share amounts)

	Three Months Ended
	30-Jun-16	31-Mar-16	31-Dec-15	30-Sep-15	30-Jun-15
Revenue
Rental
Base rent	$493,386	$536,128	$493,141	$494,300	$486,609
Recoveries from tenants	85,706	89,586	88,576	91,544	86,795
Parking and other	26,113	24,825	25,132	25,509	26,552

Total rental revenue	605,205	650,539	606,849	611,353	599,956
Hotel revenue	12,808	8,757	10,939	12,619	13,403
Development and management services	5,533	6,689	6,452	5,912	4,862

Total revenue	623,546	665,985	624,240	629,884	618,221

Expenses
Operating	113,212	114,467	112,846	113,962	113,945
Real estate taxes	104,726	104,705	103,796	105,834	100,519
Hotel operating	7,978	7,634	7,888	8,125	8,495
General and administrative (1)	25,418	29,353	24,300	20,944	22,284
Transaction costs	913	25	470	254	208
Depreciation and amortization	153,175	159,448	164,460	153,015	167,844

Total expenses	405,422	415,632	413,760	402,134	413,295

Operating income	218,124	250,353	210,480	227,750	204,926
Other income (expense)
Income from unconsolidated joint ventures	2,234	1,791	2,211	2,647	3,078
Interest and other income	1,524	1,505	440	3,637	1,293
Gains (losses) from investments in securities (1)	478	259	493	(1,515)	(24)
Interest expense (2)	(105,003)	(105,309)	(106,178)	(108,727)	(108,534)
Losses from early extinguishments of debt	—	—	(22,040)	—	—

Income before gains on sales of real estate	117,357	148,599	85,406	123,792	100,739
Gains on sales of real estate (3)	—	67,623	81,332	199,479	—

Net income	117,357	216,222	166,738	323,271	100,739
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships (4)	(6,814)	(10,464)	(10,143)	(115,240)	(9,264)
Noncontrolling interest—redeemable preferred units of the Operating Partnership	—	—	—	—	(3)
Noncontrolling interest—common units of the Operating Partnership (5)	(11,357)	(21,393)	(16,098)	(21,302)	(9,394)

Net income attributable to Boston Properties, Inc.	99,186	184,365	140,497	186,729	82,078
Preferred dividends	(2,589)	(2,618)	(2,646)	(2,647)	(2,618)

Net income attributable to Boston Properties, Inc. common shareholders	$96,597	$181,747	$137,851	$184,082	$79,460

INCOME PER SHARE OF COMMON STOCK (EPS)
Net income attributable to Boston Properties, Inc. per share—basic	$0.63	$1.18	$0.90	$1.20	$0.52

Net income attributable to Boston Properties, Inc. per share—diluted	$0.63	$1.18	$0.90	$1.20	$0.52

(1)	General and administrative expense includes $(478), $(259), $(493), $1,515 and $24 and gains (losses) from investments in securities include $478, $259, $493, $(1,515) and $(24) for the three months ended June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015 and June 30, 2015, respectively, related to the Company’s deferred compensation plan.
(2)	For the three months ended June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015 and June 30, 2015, interest expense includes $8,461, $8,234, $8,014, $7,800 and $7,594, respectively, consisting of the interest expense on the partner loans for the 767 Fifth Avenue (The GM Building) consolidated joint venture, which amount is allocated to the partners within noncontrolling interests in property partnerships. The Company’s share of the interest expense on its loan to the joint venture eliminates in consolidation.
(3)	See page 44 for additional information.
(4)	For the three months ended September 30, 2015, noncontrolling interest in property partnerships includes approximately $101.1 million consisting of the allocation of the gain on sale of real estate to the outside partners in the consolidated entity that sold 505 9th Street, N.W. located in Washington, DC.
(5)	Equals noncontrolling interest—common units of the Operating Partnership’s share of 10.33%, 10.32%, 10.26%, 10.26% and 10.34% of income before net income attributable to noncontrolling interests in Operating Partnership after deduction for preferred distributions for the three months ended June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015 and June 30, 2015, respectively.

SECOND QUARTER 2016

FUNDS FROM OPERATIONS (FFO)

(unaudited and in thousands, except for per share amounts)

	Three Months Ended
	30-Jun-16	31-Mar-16	31-Dec-15	30-Sep-15	30-Jun-15
Net income attributable to Boston Properties, Inc. common shareholders	$96,597	$181,747	$137,851	$184,082	$79,460
Add:
Preferred dividends	2,589	2,618	2,646	2,647	2,618
Noncontrolling interest—common units of the Operating Partnership	11,357	21,393	16,098	21,302	9,394
Noncontrolling interest—redeemable preferred units of the Operating Partnership	—	—	—	—	3
Noncontrolling interests in property partnerships	6,814	10,464	10,143	115,240	9,264
Less:
Gains on sales of real estate	—	67,623	81,332	199,479	—

Income before gains on sales of real estate	117,357	148,599	85,406	123,792	100,739
Add:
Real estate depreciation and amortization (1)	157,431	163,580	167,968	156,489	171,384
Less:
Noncontrolling interests in property partnerships’ share of FFO	26,183	30,019	30,828	35,527	36,699
Noncontrolling interest—redeemable preferred units of the Operating Partnership	—	—	—	—	3
Preferred dividends	2,589	2,618	2,646	2,647	2,618

FFO attributable to the Operating Partnership common unitholders (including Boston Properties, Inc.) (“Basic FFO”)	246,016	279,542	219,900	242,107	232,803
Less:
Noncontrolling interest—common units of the Operating Partnership’s share of funds from operations	25,421	28,854	22,561	24,846	24,072

FFO attributable to Boston Properties, Inc. common shareholders (2)	$220,595	$250,688	$197,339	$217,261	$208,731

FFO per share—basic	$1.44	$1.63	$1.28	$1.41	$1.36

Weighted average shares outstanding—basic	153,662	153,626	153,602	153,595	153,450

FFO per share—diluted	$1.43	$1.63	$1.28	$1.41	$1.36

Weighted average shares outstanding—diluted	153,860	153,917	153,897	153,786	153,815

(1)	Real estate depreciation and amortization consists of depreciation and amortization from the consolidated statements of operations of $153,175, $159,448, $164,460, $153,015 and $167,844 plus BXP’s share of unconsolidated joint venture real estate depreciation and amortization of $4,618, $4,496, $3,994, $3,808 and $3,886, less corporate-related depreciation of $362, $364, $486, $334 and $346 for the three months ended June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015 and June 30, 2015, respectively.
(2)	Based on weighted average basic shares for the quarter. The Company’s share of Basic FFO for the quarter ended June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015 and June 30, 2015 was 89.67%, 89.68%, 89.74%, 89.74% and 89.66%, respectively.

SECOND QUARTER 2016

RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS

(unaudited and in thousands, except for per share amounts)

	June 30, 2016		March 31, 2016		December 31, 2015		September 30, 2015		June 30, 2015
	Income	Shares/Units	Income	Shares/Units	Income	Shares/Units	Income	Shares/Units	Income	Shares/Units
	(Numerator)	(Denominator)	(Numerator)	(Denominator)	(Numerator)	(Denominator)	(Numerator)	(Denominator)	(Numerator)	(Denominator)
Basic FFO (continued from page 10)	$246,016	171,370	$279,542	171,309	$219,900	171,162	$242,107	171,160	$232,803	171,146
Effect of Dilutive Securities Stock-based compensation	—	198	—	291	—	295	—	191	—	365

Diluted FFO	$246,016	171,568	$279,542	171,600	$219,900	171,457	$242,107	171,351	$232,803	171,511
Less:
Noncontrolling interest—common units of the Operating Partnership’s share of diluted FFO	25,391	17,708	28,805	17,683	22,522	17,560	24,818	17,565	24,021	17,696

Boston Properties, Inc.’s share of diluted FFO (1)	$220,625	153,860	$250,737	153,917	$197,378	153,897	$217,289	153,786	$208,782	153,815

FFO per share—basic	$1.44		$1.63		$1.28		$1.41		$1.36

FFO per share—diluted	$1.43		$1.63		$1.28		$1.41		$1.36

(1)	Based on weighted average diluted shares for the quarter. The Company’s share for the quarter ended June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015 and June 30, 2015 was 89.68%, 89.70%, 89.76%, 89.75% and 89.68%, respectively.

SECOND QUARTER 2016

FUNDS AVAILABLE FOR DISTRIBUTION (FAD)

(in thousands)

	Three Months Ended
	30-Jun-16	31-Mar-16	31-Dec-15	30-Sep-15	30-Jun-15
Basic FFO (continued from page 11)	$246,016	$279,542	$219,900	$242,107	$232,803
2nd generation tenant improvements and leasing commissions	(91,502)	(67,273)	(35,036)	(91,787)	(54,346)
Straight-line rent (1) (2)	5,434	(13,792)	(18,149)	(12,630)	(14,024)
Lease transaction costs that qualify as rent inducements (1) (3)	2,200	5,288	1,945	1,646	3,141
Recurring capital expenditures (4)	(9,344)	(21,585)	(17,407)	(16,934)	(11,839)
Hotel improvements, equipment upgrades and replacements	(434)	(360)	(1,231)	(436)	(272)
Fair value interest adjustment (1)	(6,732)	(7,810)	(8,593)	(8,062)	(7,856)
Fair value lease revenue (1) (5)	(5,776)	(5,375)	(4,966)	(5,937)	(6,667)
Straight-line ground rent expense adjustment (6)	935	987	(3,983)	891	1,106
Non-real estate depreciation	362	364	486	334	346
Stock-based compensation	7,578	10,069	6,358	6,345	5,469
Non-cash gains from early extinguishments of debt	—	—	(3,604)	—	—
Non-cash termination income adjustment (fair value lease amounts)	141	29	3	(555)	(1,645)
Partners’ share of consolidated and unconsolidated joint venture 2nd generation tenant improvement and leasing commissions	9,414	6,929	2,698	26,982	2,005
Unearned portion of capitalized fees	2,697	1,191	451	616	746

Funds available for distribution to common shareholders and common unitholders (FAD)	$160,989	$188,204	$138,872	$142,580	$148,967

Distributions to common shareholders and unitholders (excluding any special distributions)	$111,737	$111,708	$111,556	$111,552	$111,631
FAD Payout Ratio	69.41%	59.35%	80.33%	78.24%	74.94%

INTEREST COVERAGE RATIOS

(in thousands, except for ratio amounts)

	Three Months Ended
	30-Jun-16	31-Mar-16	31-Dec-15	30-Sep-15	30-Jun-15
Income before gains on sales of real estate	$117,357	$148,599	$85,406	$123,792	$100,739
Interest expense	105,003	105,309	106,178	108,727	108,534
BXP’s share of interest expense from unconsolidated joint ventures	4,010	4,015	3,908	3,830	3,823
Depreciation and amortization expense	153,175	159,448	164,460	153,015	167,844
BXP’s share of depreciation and amortization expense from unconsolidated joint ventures	4,618	4,496	3,994	3,808	3,886
Losses from early extinguishments of debt	—	—	22,040	—	—
Non-cash termination income adjustment (fair value lease amounts)	141	29	3	(555)	(1,645)
Stock-based compensation	7,578	10,069	6,358	6,345	5,469
Straight-line ground rent expense adjustment (6)	935	987	(3,983)	891	1,106
Straight-line rent (1) (2)	5,434	(13,792)	(18,149)	(12,630)	(14,024)
Lease transaction costs that qualify as rent inducements (1) (3)	2,200	5,288	1,945	1,646	3,141
Fair value lease revenue (1) (5)	(5,776)	(5,375)	(4,966)	(5,937)	(6,667)

Subtotal (A)	394,675	419,073	367,194	382,932	372,206
Divided by:
Interest expense	$105,003	$105,309	$106,178	$108,727	$108,534
BXP’s share of interest expense from unconsolidated joint ventures	4,010	4,015	3,908	3,830	3,823
Consolidated fair value interest expense adjustment	11,272	12,321	13,076	13,204	13,110
Interest expense on the partner loans for the 767 Fifth Avenue (the GM Building) consolidated joint venture, which amount is allocated to the partners within noncontrolling interests in property partnerships	(8,461)	(8,234)	(8,014)	(7,800)	(7,594)
Consolidated and BXP’s share of unconsolidated joint venture amortization of financing costs	(1,816)	(1,949)	(2,034)	(2,037)	(1,936)

Adjusted interest expense excluding capitalized interest (B)	$110,008	$111,462	$113,114	$115,924	$115,937
Consolidated and BXP’s share of unconsolidated joint venture capitalized interest	10,222	9,525	8,380	9,223	8,972
Adjusted interest expense including capitalized interest (C)	$120,230	$120,987	$121,494	$125,147	$124,909
Interest Coverage Ratio (excluding capitalized interest) (A divided by B)	3.59	3.76	3.25	3.30	3.21

Interest Coverage Ratio (including capitalized interest) (A divided by C)	3.28	3.46	3.02	3.06	2.98

(1)	Includes the Company’s share of consolidated and unconsolidated joint venture amounts.
(2)	During the three months ended June 30, 2016, the Company recognized an aggregate of approximately $15.4 million of lump sum rental income amounts from three tenants that will be straight-lined through each tenant’s lease term. These amounts are in addition to the tenants’ monthly rental payments.
(3)	Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions.
(4)	Recurring capital expenditures does not include planned capital expenditures related to acquisitions and repositioning capital expenditures – see page 43 for additional detail.
(5)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(6)	For the three months ended June 30, 2016, March 31, 2016 and December 31, 2015, includes the straight-line impact of the Company’s 99-year ground and air rights lease related to the Company’s 200 Clarendon Street property’s adjacent 100 Clarendon Street garage and Back Bay Station concourse level. The Company has allocated contractual ground lease payments aggregating approximately $34.4 million, which it expects to incur over the next three years with no payments thereafter. The Company is recognizing these amounts on a straight-line basis over the 99-year term of the ground and air rights lease. For additional information, see page 7.

SECOND QUARTER 2016

CAPITAL STRUCTURE

(in thousands)

Consolidated Debt

Aggregate Principal June 30, 2016

Mortgage Notes Payable	$3,135,945
Mezzanine Notes Payable	306,000
Unsecured Line of Credit	—
Unsecured Senior Notes, at face value	6,300,000

Subtotal	9,741,945
Fair Value Interest Adjustment on Mortgage Notes Payable	56,042
Fair Value Interest Adjustment on Mezzanine Notes Payable	1,797
Discount on Unsecured Senior Notes	(12,671)
Deferred Financing Costs, Net	(33,029)

Consolidated Debt	$9,754,084

Boston Properties Limited Partnership Unsecured Senior Notes
									Total/ Weighted Average
Settlement Date	1/20/2016	6/27/2013	4/11/2013	6/11/2012	11/10/2011	11/18/2010	4/19/2010	10/9/2009
Original Principal Amount	$1,000,000	$700,000	$500,000	$1,000,000	$850,000	$850,000	$700,000	$700,000	$6,300,000
Principal Amount at Quarter End	$1,000,000	$700,000	$500,000	$1,000,000	$850,000	$850,000	$700,000	$700,000	$6,300,000
Yield (on issue date)	3.766%	3.916%	3.279%	3.954%	3.853%	4.289%	5.708%	5.967%	4.316%
Coupon	3.650%	3.800%	3.125%	3.850%	3.700%	4.125%	5.625%	5.875%	4.194%
Public Offering Price	99.708%	99.694%	99.379%	99.779%	99.767%	99.260%	99.891%	99.931%	99.684%
Ratings:
S&P	A- (stable)	A- (stable)	A- (stable)	A- (stable)	A- (stable)	A- (stable)	A- (stable)	A- (stable)
Fitch	BBB+ (stable)	BBB+ (stable)	BBB+ (stable)	BBB+ (stable)	BBB+ (stable)	BBB+ (stable)	BBB+ (stable)	BBB+ (stable)
Moody’s	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)
Maturity Date	2/1/2026	2/1/2024	9/1/2023	2/1/2023	11/15/2018	5/15/2021	11/15/2020	10/15/2019
Discount	$2,818	$1,599	$2,254	$1,459	$726	$3,256	$366	$193	$12,671
Deferred Financing Costs, Net	$7,802	$4,264	$2,882	$5,146	$2,352	$3,283	$2,458	$1,868	$30,055

Unsecured Senior Notes, net	$989,380	$694,137	$494,864	$993,395	$846,922	$843,461	$697,176	$697,939	$6,257,274

Equity

	Shares/Units Outstanding as of 6/30/2016	Common Stock Equivalents		Equivalent Value (1)
Common Stock	153,675	153,675	(2)	$20,269,733
Common Operating Partnership Units	18,097	18,097	(3)	2,386,994
5.25% Series B Cumulative Redeemable Preferred Stock	80	—		200,000	(4)

Total Equity		171,772		$22,856,727

Consolidated Debt				$9,754,084

Consolidated Market Capitalization				$32,610,811

BXP’s Share of Unconsolidated Joint Venture Debt (5)				$350,831
Combined Debt (6)				$10,104,915
Less:
Partners’ Share of Consolidated Debt (7)				$976,399
BXP’s Share of Combined Debt (6)				$9,128,516

BXP’s Share of Combined Market Capitalization (6)				$31,985,243

(1)	Values based on June 30, 2016 closing price of $131.90 per share of common stock, except the shares of Series B Cumulative Redeemable Preferred Stock have been valued at the liquidation preference of $2,500.00 per share (see Note 4 below).
(2)	Includes 59,777 shares of restricted stock.
(3)	Includes 912,605 long-term incentive plan units (including 166,629 Outperformance Plan Units and 94,933 2013 MYLTIP Units), but excludes an aggregate of 1,314,993 2014, 2015 and 2016 MYLTIP Units because the performance periods for these MYLTIP Units have not ended and therefore none of such units have been earned.
(4)	On or after March 27, 2018, the Company, at its option, may redeem the Series B Preferred Stock for a cash redemption price of $2,500.00 per share ($25.00 per depositary share), plus all accrued and unpaid dividends. The Series B Preferred Stock is not redeemable by the holders, has no maturity date and is not convertible into or exchangeable for any other security of the Company or any of its affiliates.
(5)	For additional detail, see pages 17-18.
(6)	For definitions of Combined Debt, BXP’s Share of Combined Debt and BXP’s Share of Combined Market Capitalization, see pages 47-48.
(7)	Amount is calculated based on the outside partners’ percentage ownership interest in the consolidated joint venture entities.

SECOND QUARTER 2016

DEBT ANALYSIS (1)

as of June 30, 2016

(dollars in thousands)

Debt Maturities and Principal Payments

	2016	2017	2018	2019	2020	Thereafter	Total
Floating Rate Debt:
Mortgage Notes Payable	$—	$—	$—	$—	$—	$—	$—
Unsecured Line of Credit	—	—	—	—	—	—	—

Total Floating Rate Debt	$—	$—	$—	$—	$—	$—	$—

Fixed Rate Debt:
Mortgage Notes Payable	$354,330	$2,067,654	$18,633	$19,670	$20,766	$654,892	$3,135,945
Fair Value Interest Adjustment	22,212	33,830	—	—	—	—	56,042
Deferred Financing Costs, Net	(563)	(691)	(431)	(431)	(431)	(427)	(2,974)

Mortgage Notes Payable, Net	375,979	2,100,793	18,202	19,239	20,335	654,465	3,189,013
Mezzanine Notes Payable	—	306,000	—	—	—	—	306,000
Fair Value Interest Adjustment	704	1,093	—	—	—	—	1,797

Mezzanine Notes Payable	704	307,093	—	—	—	—	307,797
Unsecured Senior Notes, Face Amount	—	—	850,000	700,000	700,000	4,050,000	6,300,000
Discount Amortization	(971)	(2,001)	(2,035)	(1,825)	(1,830)	(4,009)	(12,671)
Deferred Financing Costs, Net	(2,688)	(5,378)	(5,210)	(4,227)	(3,701)	(8,851)	(30,055)

Unsecured Senior Notes, Net	(3,659)	(7,379)	842,755	693,948	694,469	4,037,140	6,257,274

Total Fixed Rate Debt	$373,024	$2,400,507	$860,957	$713,187	$714,804	$4,691,605	$9,754,084

Consolidated Debt	$373,024	$2,400,507	$860,957	$713,187	$714,804	$4,691,605	$9,754,084

GAAP Weighted Average Floating Rate Debt (2)	—	—	—	—	—	—	—
GAAP Weighted Average Fixed Rate Debt (2)	6.98%	3.77%	3.89%	5.96%	5.70%	3.23%	4.32%

Total GAAP Weighted Average Rate (2)	6.98%	3.77%	3.89%	5.96%	5.70%	3.23%	4.32%

Total Stated Weighted Average Rate	6.94%	5.78%	3.77%	5.87%	5.63%	3.17%	4.77%

Unsecured Line of Credit - Matures July 26, 2018

	Outstanding	Letters of	Remaining Capacity
Facility	at 6/30/2016	Credit	at 6/30/2016
$1,000,000	$—	$16,087	$983,913

Unsecured and Secured Debt Analysis

	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity (years)
Unsecured Debt	64.15%	4.23%	4.32%	5.8
Secured Debt	35.85%	5.72%	4.33%	2.0

Consolidated Debt	100.00%	4.77%	4.32%	4.4

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity (years)
Floating Rate Debt	—	—	—	—
Fixed Rate Debt	100.00%	4.77%	4.32%	4.4

Consolidated Debt	100.00%	4.77%	4.32%	4.4

Interest Rate Hedging Instruments

	Notional Amount	Weighted-Average 10-Year Swap Rate	Effective Date	Termination Date
Forward-starting interest rate swaps	$550,000	2.423%	September 1, 2016	September 1, 2026
Forward-starting interest rate swaps (3)	450,000	2.619%	June 1, 2017	June 1, 2027

(1)	Excludes unconsolidated joint ventures. For information on BXP’s unconsolidated joint venture debt, see pages 17-18.
(2)	The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, effects of hedging transactions and adjustments required to reflect loans at their fair values upon acquisition or consolidation.
(3)	Represents forward interest rate swap contracts entered into by the Company’s 767 Fifth Partners LLC consolidated entity (the entity in which the Company has a 60% interest and that owns 767 Fifth Avenue (the GM Building) in New York City).

SECOND QUARTER 2016

DEBT MATURITIES AND PRINCIPAL PAYMENTS (1)

as of June 30, 2016

(dollars in thousands)

Property	2016	2017	2018	2019	2020	Thereafter	Total
767 Fifth Avenue (The GM Building) (60% ownership)	$—	$1,300,000	$—	$—	$—	$—	$1,300,000 (2)
599 Lexington Avenue	—	750,000	—	—	—	—	750,000
601 Lexington Avenue (55% ownership)	6,297	13,051	13,684	14,349	15,045	630,486	692,912
Embarcadero Center Four	345,854	—	—	—	—	—	345,854
New Dominion Technology Park, Building One	1,360	2,878	3,100	3,340	3,598	22,906	37,182
University Place	819	1,725	1,849	1,981	2,123	1,500	9,997

	354,330	2,067,654	18,633	19,670	20,766	654,892	3,135,945
Fair Value Interest Adjustment	22,212	33,830	—	—	—	—	56,042
Deferred Financing Costs, Net	(563)	(691)	(431)	(431)	(431)	(427)	(2,974)

	375,979	2,100,793	18,202	19,239	20,335	654,465	3,189,013

Mezzanine Notes Payable (associated with 767 Fifth
Avenue (The GM Building)) (60% ownership)	—	306,000	—	—	—	—	306,000
Fair Value Interest Adjustment	704	1,093	—	—	—	—	1,797

	704	307,093	—	—	—	—	307,797

Unsecured Senior Notes, Face Amount	—	—	850,000	700,000	700,000	4,050,000	6,300,000
Aggregate Discount Amortization	(971)	(2,001)	(2,035)	(1,825)	(1,830)	(4,009)	(12,671)
Deferred Financing Costs, Net	(2,688)	(5,378)	(5,210)	(4,227)	(3,701)	(8,851)	(30,055)

	(3,659)	(7,379)	842,755	693,948	694,469	4,037,140	6,257,274

Unsecured Line of Credit	—	—	—	—	—	—	—

	$373,024	$2,400,507	$860,957	$713,187	$714,804	$4,691,605	$9,754,084

% of Consolidated Debt	3.82%	24.61%	8.83%	7.31%	7.33%	48.10%	100.00%
Balloon Payments	$343,255	$2,356,000	$850,000	$700,000	$700,000	$4,683,554	$9,632,809
Scheduled Principal Amortization	$11,075	$17,654	$18,633	$19,670	$20,766	$21,338	$109,136

(1)	Excludes unconsolidated joint ventures. For information on BXP’s unconsolidated joint venture debt, see pages 17-18.
(2)	This property has a fair value interest adjustment that is shown on the Fair Value Interest Adjustment line.

SECOND QUARTER 2016

SENIOR UNSECURED DEBT COVENANT COMPLIANCE RATIOS

(in thousands)

In the fourth quarter of 2002, the Company’s Operating Partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented from time to time (the “Indenture”), which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the indenture.

This section presents such ratios as of June 30, 2016 to show that the Company’s Operating Partnership was in compliance with the terms of the Indenture, which has been filed with the SEC. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the Indenture. This section also presents certain other indenture-related data that we believe assists investors in the Company’s unsecured debt securities.

		Senior Notes	Senior Notes
		Issued Prior to	Issued On or After
		October 9, 2009	October 9, 2009
		June 30, 2016
Total Assets:
Capitalized Property Value (1)		$22,371,989	$22,818,682
Cash and Cash Equivalents		1,180,044	1,180,044
Investments in Securities		21,775	21,775
Undeveloped Land, at Cost (including Joint Venture %)		297,966	297,966
Development in Process, at Cost (including Joint Venture %)		940,063	940,063

Total Assets		$24,811,837	$25,258,530

Unencumbered Assets		$18,396,848	$18,772,443

Secured Debt (Fixed and Variable) (2)		$3,135,945	$3,135,945
Mezzanine Notes Payable (3)		306,000	306,000
Joint Venture Debt (4)		352,104	352,104
Related Party Notes Payable		180,000	180,000
Contingent Liabilities & Letters of Credit		22,583	22,583
Unsecured Debt (5)		6,300,000	6,300,000

Total Outstanding Debt		$10,296,632	$10,296,632

Consolidated EBITDA:
Income before Gains on Sales of Real Estate (per Consolidated Income Statement)		$117,357	$117,357
Subtract: Income from Unconsolidated Joint Ventures (per Consolidated Income Statement)		(2,234)	(2,234)
Subtract: Gains from Investments in Securities (per Consolidated Income Statement)		(478)	(478)
Add: Interest Expense (per Consolidated Income Statement)		105,003	105,003
Add: Depreciation and Amortization (per Consolidated Income Statement)		153,175	153,175

EBITDA		372,823	372,823
Add: BXP’s share of unconsolidated joint venture EBITDA		10,672	10,672

Consolidated EBITDA		$383,495	$383,495

Adjusted Interest Expense:
Interest Expense (per Consolidated Income Statement)		$105,003	$105,003
Add: BXP’s share of unconsolidated joint venture interest expense		4,010	4,010
Less: Amortization of financing costs (including BXP’s Share of Unconsolidated Joint Ventures)		(1,816)	(1,816)
Less: Interest expense funded by construction loan draws		(72)	(72)

Adjusted Interest Expense		$107,125	$107,125

Covenant Ratios and Related Data	Test	Actual	Actual
Total Outstanding Debt/Total Assets	Less than 60%	41.5%	40.8%
Secured Debt/Total Assets	Less than 50%	15.3%	15.0%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	3.58	3.58
Unencumbered Assets/ Unsecured Debt	Greater than 150%	292.0%	298.0%

Unencumbered Consolidated Property EBITDA (6)		$297,220	$297,220

Unencumbered Interest Coverage (Unencumbered Consolidated Property EBITDA to Unsecured Interest Expense)		4.44	4.44

% of Unencumbered Consolidated Property EBITDA to Consolidated EBITDA		77.5%	77.5%

# of in-service unencumbered properties		145	145

(1)	For senior notes issued prior to October 9, 2009, Capitalized Property Value is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.5% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized Property Value for senior notes issued on or after October 9, 2009 is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP.
(2)	Excludes aggregate fair value interest adjustment of $56,042 and deferred financing costs, net of $2,974.
(3)	Excludes aggregate fair value interest adjustment of $1,797.
(4)	Excludes aggregate deferred financing costs, net of $1,273.
(5)	Excludes aggregate debt discount of $12,671 and deferred financing costs, net of $30,055.
(6)	Unencumbered Consolidated Property EBITDA is a non-GAAP financial measure equal to Consolidated EBITDA excluding corporate revenue and expenses, encumbered consolidated Property EBITDA, EBITDA from land and properties that have either been disposed of or not fully placed in-service and items that, in the Company’s view, are not representative of a property’s standard ongoing performance, such as termination income and other similar items. For the three months ended June 30, 2016, these excluded amounts were approximately $(18,330), $98,733, $(73) and $5,945, respectively.

SECOND QUARTER 2016

UNCONSOLIDATED JOINT VENTURE DEBT ANALYSIS (*)

as of June 30, 2016

(dollars in thousands)

Debt Maturities and Principal Payments by Property

Property	2016	2017	2018	2019	2020	Thereafter	Total
Metropolitan Square (51%)	$675	$1,410	$1,493	$1,582	$80,327	$—	$85,487
540 Madison Avenue (60%)	—	—	72,000	—	—	—	72,000
Market Square North (50%)	554	1,148	1,205	1,265	58,091	—	62,263
901 New York Avenue (25%)	—	—	—	—	955	55,295	56,250
500 North Capitol Street, N.W. (30%)	—	—	—	—	—	31,500	31,500
Annapolis Junction Building One (50%)	140	279	19,519	—	—	—	19,938	(1)
Annapolis Junction Building Six (50%)	6,545	—	—	—	—	—	6,545
Annapolis Junction Building Seven (50%)	—	10,797	—	—	—	—	10,797	(2)
Annapolis Junction Building Eight (50%)	—	7,324	—	—	—	—	7,324	(3)

	7,914	20,958	94,217	2,847	139,373	86,795	352,104
Deferred Financing Costs, Net	(207)	(359)	(219)	(156)	(111)	(221)	(1,273)

BXP’s Share of Unconsolidated Joint Venture Debt	$7,707	$20,599	$93,998	$2,691	$139,262	$86,574	$350,831

GAAP Weighted Average Rate	3.15%	2.79%	2.25%	5.15%	5.42%	3.87%	3.99%
% of Total Debt	2.25%	5.95%	26.76%	0.81%	39.58%	24.65%	100.00%
Balloon Payments	$6,544	$18,121	$91,472	$—	$136,880	$81,932	$334,949
Scheduled Amortization	$1,370	$2,837	$2,745	$2,847	$2,493	$4,863	$17,155

Floating and Fixed Rate Debt Analysis

		Stated Weighted	GAAP Weighted	Weighted Average
	% of Total Debt	Average Rate	Average Rate	Maturity (years)
Floating Rate Debt	33.12%	2.04%	2.26%	1.6
Fixed Rate Debt	66.88%	4.79%	4.85%	5.5

Total Debt	100.00%	3.88%	3.99%	4.2

(*)	All amounts represent the Company’s share based on its ownership percentage.
(1)	On April 11, 2016, a Notice of Event of Default was received from the lender because the loan to value ratio is not in compliance with the applicable covenant in the loan agreement. The joint venture is currently in discussions with the lender regarding curing the default, but there can be no assurance as to the outcome of those discussions. Loan has one, three-year extension option, subject to certain conditions.
(2)	Loan has one, one-year extension option, subject to certain conditions.
(3)	Loan has two, one-year extension options, subject to certain conditions.

SECOND QUARTER 2016

UNCONSOLIDATED JOINT VENTURES

(unaudited and dollars in thousands)

Balance Sheet Information

as of June 30, 2016

	540 Madison	Market Square	Metropolitan	901 New York		Wisconsin	Annapolis	500 North Capitol	The Hub on Causeway	1001		1265 Main	Total Unconsolidated
	Avenue	North	Square	Avenue		Place (1)	Junction (2)	Street, N.W.	(Phase 1)	6th Street	Dock72	Street	Joint Ventures
Net Equity (3) (4)	$68,729	$(9,005)	$9,401	$(11,280)		$42,533	$21,424	$(3,644)	$27,858	$42,544	$18,513	$21,616	$228,689

Mortgage/Construction loans payable, net (3)	$71,766	$62,084	$85,288	$55,871		$—	$44,445	$31,377	$—	$—	$—	$—	$350,831

BXP’s nominal ownership percentage	60.00%	50.00%	51.00%	25.00%		33.33%	50.00%	30.00%	50.00%	50.00%	50.00%	50.00%

Results of Operations
for the three months ended June 30, 2016

	540 Madison	Market Square	Metropolitan	901 New York		Wisconsin	Annapolis	500 North Capitol	The Hub on Causeway	1001		1265 Main	Total Unconsolidated
	Avenue	North	Square	Avenue		Place (1)	Junction (2)	Street, N.W.	(Phase 1)	6th Street	Dock72	Street	Joint Ventures
REVENUE
Rental (5)	$6,413	$4,401	$4,393	$6,290		$1,035	$3,043	$2,623	$—	$246	$—	$—	$28,444
Operating recoveries	980	772	1,262	1,145		263	722	1,136	—	—	—	—	6,280
Straight-line rent	204	465	2,071	555		—	43	300	—	—	—	—	3,638
Fair value lease revenue	(1)	—	—	—		—	—	—	—	—	—	—	(1)
Termination Income	7	—	—	—		—	—	—	—	—	—	—	7

Total revenue	7,603	5,638	7,726	7,990		1,298	3,808	4,059	—	246	—	—	38,368

EXPENSES
Operating	3,640	2,148	3,433	3,322		548	1,649	1,322	—	297	—	—	16,359

NET OPERATING INCOME	3,963	3,490	4,293	4,668		750	2,159	2,737	—	(51)	—	—	22,009
Interest	640	1,533	2,438	2,075		—	560	1,137	—	—	—	—	8,383
Depreciation and amortization	1,846	967	1,698	1,356		1,383	1,032	922	—	—	—	—	9,204

SUBTOTAL	2,486	2,500	4,136	3,431		1,383	1,592	2,059	—	—	—	—	17,587

NET INCOME/(LOSS)	$1,477	$990	$157	$1,237		$(633)	$567	$678	$—	$(51)	$—	$—	$4,422

BXP’s share of net income/(loss)	$886	$495	$80	$341	(6)	$(211)	$284	$203	$—	$(26)	$—	$—	2,052
Basis differential (7)	170	(4)	27	(8)		(7)	(1)	5	—	—	—	—	182

Income/(loss) from unconsolidated joint ventures	$1,056	$491	$107	$333	(6)	$(218)	$283	$208	$—	$(26)	$—	$—	$2,234
BXP’s share of depreciation & amortization	997	492	878	979	(6)	466	521	285	—	—	—	—	4,618

BXP’s share of Funds from Operations (FFO)	$2,053	$983	$985	$1,312		$248	$804	$493	$—	$(26)	$—	$—	$6,852

BXP’s share of revenue (8) (9)	$4,562	$2,819	$3,940	$3,826	(6)	$433	$1,904	$1,218	$—	$123	$—	$—	$18,825

BXP’s share of interest expense	$384	$767	$1,243	$994	(6)	$—	$281	$341	$—	$—	$—	$—	$4,010

BXP’s share of net operating income/(loss) (9)	$2,378	$1,745	$2,189	$2,235	(6)	$250	$1,080	$821	$—	$(26)	$—	$—	$10,672

(1)	Represents the Company’s interest in the joint venture entity that owns the land, parking garage and infrastructure. The Company’s entity that owns 100% of the office component of the project is consolidated within the accounts of the Company.
(2)	Annapolis Junction includes four properties in service and two undeveloped land parcels.
(3)	Represents the Company’s share.
(4)	As of June 30, 2016, certain investments with deficit balances aggregating ($23,929) have been reflected within Other Liabilities on the Company’s Consolidated Balance Sheet.
(5)	Includes approximately $64 of management services income and approximately $37 of interest and other income.
(6)	Reflects the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.
(7)	Represents adjustments related to the carrying values and depreciation of certain of the Company’s investment in unconsolidated joint ventures.
(8)	Includes the Company’s share of approximately $2,955 of operating recoveries.
(9)	Includes the Company’s share of approximately $37 of management services income and approximately $17 of interest and other income.

SECOND QUARTER 2016

CONSOLIDATED JOINT VENTURES

(unaudited and in thousands)

Balance Sheets

as of June 30, 2016

BXP’s ownership percentage	60.00%		55.00%	95.00%

			Norges Joint Ventures
	767 Fifth Avenue (The GM Building)		Times Square Tower 601 Lexington Avenue 100 Federal Street Atlantic Wharf Office	Salesforce Tower	Total Consolidated Joint Ventures
ASSETS
Real estate, net	$3,453,393		$2,210,827	$585,773	$6,249,993
Cash and cash held in escrows	62,831		152,832	2,459	218,122
Other assets	137,749		177,839	637	316,225

Total assets	$3,653,973		$2,541,498	$588,869	$6,784,340

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$1,355,840		$690,988	$—	$2,046,828
Mezzanine notes payable	307,797		—	—	307,797
Related party notes payable	180,000		—	—	180,000
Accrued interest on related party notes	136,131		—	—	136,131
Other liabilities	191,475		61,151	63,363	315,989

Total liabilities	2,171,243		752,139	63,363	2,986,745

Equity:
Boston Properties, Inc.	1,079,687	(1)	663,081	501,814	2,244,582
Noncontrolling interests	403,043		1,126,278	23,692	1,553,013	(2)

Total equity	1,482,730		1,789,359	525,506	3,797,595

Total liabilities and equity	$3,653,973		$2,541,498	$588,869	$6,784,340

(1)	Amount is adjusted for related party notes and accrued interest that are allocated to BXP’s partners through Noncontrolling interests.
(2)	Amount excludes preferred shareholders capital of approximately $0.1 million.

SECOND QUARTER 2016

CONSOLIDATED JOINT VENTURES

(unaudited and in thousands)

Income Statements

for the three months ended June 30, 2016

BXP’s ownership percentage	60.00%	55.00%	95.00%

		Norges Joint Ventures
	767 Fifth Avenue (The GM Building)	Times Square Tower 601 Lexington Avenue 100 Federal Street Atlantic Wharf Office	Salesforce Tower	Total Consolidated Joint Ventures
REVENUE
Rental	$61,953	$89,130	$—	$151,083
Straight-line rent	4,954	(2,808)	—	2,146
Fair value lease revenue	5,774	1,603	—	7,377
Termination income	(102)	188	—	86
Parking and other	672	1,463	—	2,135

Total revenue	73,251	89,576	—	162,827

EXPENSES
Operating	26,232	33,131	—	59,363

NET OPERATING INCOME	47,019	56,445	—	103,464
Management services income	(292)	(430)	—	(722)
Interest and other income	(25)	(188)	—	(213)
Interest expense	23,865	8,325	—	32,190
Interest expense—partner notes	8,461	—	—	8,461
Fair value adjustment to interest expense	(11,350)	—	—	(11,350)
Depreciation and amortization	24,255	21,513	—	45,768
Other	—	39	—	39

SUBTOTAL	44,914	29,259	—	74,173

NET INCOME/(LOSS)	$2,105	$27,186	$—	$29,291

Partners’ share of NOI	$18,808	$25,400	$—	$44,208

BXP’s share of NOI	$28,211	$31,045	$—	$59,256

Unearned portion of capitalized fees (1)	$778	$1,919	$—	$2,697

Reconciliation of partners’ noncontrolling interest (NCI):
Net income/(loss)	$2,105	$27,186	$—	$29,291
Add back depreciation & amortization—BXP’s basis difference	20	45	—	65
Special allocation—BXP’s basis	—	429	—	429
Add back partners’ share of partner loan interest	8,461	—	—	8,461

Net income/(loss) before interest allocation	$10,586	$27,660	$—	$38,246

Partners’ NCI share of net income before interest allocation	$4,232	$12,447	$—	$16,679
Partners’ share of partner loan interest	(8,461)	—	—	(8,461)
Allocation of management and other fees to non-controlling partner	(616)	(788)	—	(1,404)
Accretion and adjustments	—	—	—	—

Partners’ NCI	$(4,845)	$11,659	$—	$6,814

Reconciliation of partners’ share of FFO:
Net income/(loss)	$2,105	$27,204	$—	$29,309
Add back depreciation & amortization	24,255	21,513	—	45,768

Entity FFO	$26,360	$48,717	$—	$75,077

Partners’ share of net income/(loss)	$850	$12,278	$—	$13,128
Partners’ share of partner loan interest not in partner’s share of entity FFO	(5,076)	—	—	(5,076)
Allocation of management and other fees to non-controlling partner	(616)	(788)	—	(1,404)
Partners’ share of depreciation and amortization	9,694	9,654	—	19,348
Accretion and adjustments	—	187	—	187

Partners’ share FFO	$4,852	$21,331	$—	$26,183

Reconciliation of BXP’s share of FFO
BXP’s share of net income/(loss) adjusted for partners’ NCI	$6,950	$15,527	$—	$22,477
Depreciation & amortization—BXP’s basis difference	20	60	—	80
BXP’s share of depreciation & amortization	14,538	11,799	—	26,337

BXP’s share of FFO	$21,508	$27,386	$—	$48,894

Reconciliation of Partners’ share of Net Operating Income (2)
Rental revenue	$29,300	$40,309	$—	$69,609
Less: Termination income	(41)	85	—	44

Rental revenue (excluding termination income)	29,341	40,224	—	69,565
Operating expenses	10,492	14,909	—	25,401

Net Operating Income (excluding termination income)	$18,849	$25,315	$—	$44,164

Rental revenue (excluding termination income)	$29,341	$40,224	—	$69,565
Less: Straight-line rent and fair value lease revenue	4,291	(542)	—	3,749
Add: Lease transaction costs that qualify as inducements in accordance with GAAP (3)	—	—	—	—

Subtotal	25,050	40,766	—	65,816
Less: Operating expenses	10,492	14,909	—	25,401
Less: Straight-line ground rent expense	—	—	—	—

Net Operating Income—cash basis (excluding termination income)	$14,558	$25,857	$—	$40,415

(1)	Capitalized fees are eliminated in consolidation and recognized over the life of the asset as depreciation and amortization are added back to the Company’s net income.
(2)	Amounts are calculated based on outside partners’ ownership interests.
(3)	Leasing transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 12. For additional information related to second generation transaction costs, see page 42.

SECOND QUARTER 2016

PORTFOLIO OVERVIEW

for the three months ended June 30, 2016

(dollars in thousands)

Rentable Square Footage and Percentage of BXP’s Share of Combined Net Operating Income of In-Service Properties by Location and Type of Property (1) (2) (3)

Geographic Area	Square Feet Office (4)		% of NOI Office	Square Feet Residential	% of NOI Residential	Square Feet Hotel	% of NOI Hotel	Square Feet Total	% of NOI Total
Boston	13,643,355	(5)	29.0%	87,097	0.2%	334,260	1.4%	14,064,712	30.6%
New York	11,713,559	(5)	32.5%	—	—	—	—	11,713,559	32.5%
San Francisco	6,075,508		15.1%	—	—	—	—	6,075,508	15.1%
Washington, DC	10,560,830	(5)	21.3%	355,347	0.5%	—	—	10,916,177	21.8%

Total	41,993,252	(5)	97.9%	442,444	0.7%	334,260	1.4%	42,769,956	100.0%

% of Total	98.2%			1.0%		0.8%		100.0%

Percentage of BXP’s Share of Combined Net Operating Income of In-Service Properties by Location (1) (2) (3)

Geographic Area	CBD	Suburban	Total
Boston	24.2%	6.4%	30.6%
New York	30.0%	2.5%	32.5%
San Francisco	11.8%	3.3%	15.1%
Washington, DC	9.4%	12.4%	21.8%

Total	75.4%	24.6%	100.0%

Rentable Square Footage and Rental Revenue of In-Service Properties by Unit Type (6)

Unit Type	Square Feet	Revenue from Consolidated Portfolio		Revenue from Unconsolidated Joint Ventures Portfolio (7)	Total	% of Total
Office	39,766,556	$455,754		$13,768	$469,522	85.7%
Retail	2,266,752	34,275		832	35,107	6.4%
Residential	406,648	3,424		—	3,424	0.6%
Hotel	330,000	12,732	(8)	—	12,732	2.3%
Parking and other	N/A	26,113	(9)	1,216	27,329	5.0%

Total	42,769,956	$532,298		$15,816	$548,114	100.0%

(1)	For the definition of In-Service Properties and related disclosures, see page 49.
(2)	BXP’s Share of Combined Net Operating Income (NOI) is a non-GAAP financial measure. For a quantitative reconciliation of BXP’s Share of Combined NOI to Net Income attributable to Boston Properties, Inc. common shareholders, see page 40. For disclosures relating to the Company’s use of BXP’s Share of Combined NOI, see page 47.
(3)	The calculation for percentage of BXP’s Share of Combined NOI excludes termination income.
(4)	Includes approximately 2,200,000 square feet of retail space.
(5)	Includes 100% of the rentable square footage of the Company’s In-Service Properties. For additional detail relating to the Company’s In-Service Properties, see pages 22-24.
(6)	Excludes recoveries from tenants.
(7)	Represents the Company’s share. For additional information on unconsolidated joint ventures, see page 18.
(8)	Excludes approximately $67 of base rent from retail tenants which is included in Retail above and approximately $9 of recoveries from tenants.
(9)	Includes approximately $2,600 of other income.

SECOND QUARTER 2016

IN-SERVICE PROPERTY LISTING

as of June 30, 2016

	Sub Market	Number of Buildings	Square Feet	Leased % (1)	Annualized Rental Obligations Per Leased SF (2)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Boston
Office
200 Clarendon Street	CBD Boston MA	1	1,746,245	80.2%	$63.36	N	CBD
100 Federal Street (55% ownership)	CBD Boston MA	1	1,273,968	85.8%	51.24	N	CBD
800 Boylston Street—The Prudential Center	CBD Boston MA	1	1,229,384	93.0%	59.58	N	CBD
111 Huntington Avenue—The Prudential Center	CBD Boston MA	1	860,455	100.0%	62.95	N	CBD
Atlantic Wharf Office (55% ownership)	CBD Boston MA	1	793,827	100.0%	67.20	N	CBD
101 Huntington Avenue—The Prudential Center	CBD Boston MA	1	505,249	94.7%	48.76	N	CBD
(3) Prudential Center (retail shops)	CBD Boston MA	1	491,748	97.2%	82.47	N	CBD
(3) Star Market at the Prudential Center	CBD Boston MA	1	57,235	100.0%	54.37	N	CBD

		8	6,958,111	90.6%	$61.28

355 Main Street	East Cambridge MA	1	265,342	100.0%	$69.91	N	CBD
90 Broadway	East Cambridge MA	1	223,771	100.0%	50.68	N	CBD
255 Main Street	East Cambridge MA	1	215,629	100.0%	55.13	N	CBD
300 Binney Street	East Cambridge MA	1	195,191	100.0%	53.19	N	CBD
150 Broadway	East Cambridge MA	1	177,226	100.0%	47.44	N	CBD
105 Broadway	East Cambridge MA	1	152,664	100.0%	60.84	N	CBD
325 Main Street	East Cambridge MA	1	115,361	100.0%	46.67	N	CBD
145 Broadway	East Cambridge MA	1	79,616	100.0%	56.50	N	CBD
250 Binney Street	East Cambridge MA	1	67,362	100.0%	42.75	N	CBD
University Place	Mid-Cambridge MA	1	195,282	100.0%	47.26	Y	CBD

		10	1,687,444	100.0%	$54.44

Bay Colony Corporate Center	Route 128 Mass Turnpike MA	4	1,009,135	80.5%	$35.61	N	S
Reservoir Place	Route 128 Mass Turnpike MA	1	528,885	99.3%	34.05	N	S
140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,987	84.2%	37.22	N	S
Weston Corporate Center	Route 128 Mass Turnpike MA	1	356,995	100.0%	52.21	N	S
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	306,687	93.8%	34.03	N	S
230 CityPoint	Route 128 Mass Turnpike MA	1	300,573	85.1%	34.30	N	S
200 West Street	Route 128 Mass Turnpike MA	1	256,245	97.8%	35.38	N	S
(4) 10 CityPoint	Route 128 Mass Turnpike MA	1	241,460	92.7%	31.30	N	S
77 CityPoint	Route 128 Mass Turnpike MA	1	209,707	100.0%	47.52	N	S
195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	40.79	N	S
Quorum Office Park	Route 128 Northwest MA	2	267,527	90.0%	18.90	N	S
Lexington Office Park	Route 128 Northwest MA	2	166,858	88.1%	26.73	N	S
191 Spring Street	Route 128 Northwest MA	1	158,900	100.0%	31.14	N	S
40 Shattuck Road	Route 128 Northwest MA	1	121,542	68.7%	21.64	N	S
91 Hartwell Avenue	Route 128 Northwest MA	1	119,216	100.0%	26.93	N	S
201 Spring Street	Route 128 Northwest MA	1	106,300	100.0%	37.81	N	S
33 Hayden Avenue	Route 128 Northwest MA	1	80,872	100.0%	44.61	N	S
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	24.47	N	S
164 Lexington Road	Route 128 Northwest MA	1	64,140	0.0%	—	N	S
100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	44.26	N	S
181 Spring Street	Route 128 Northwest MA	1	55,793	100.0%	31.34	N	S
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	41.91	N	S
17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	0.0%	—	N	S
(3)(4) The Point (formerly 99 Third Avenue Retail)	Route 128 Northwest MA	1	16,300	84.7%	50.24	N	S

		31	4,997,800	89.4%	$35.44

	Total Boston Office:	49	13,643,355	91.3%	$51.02

Residential
The Lofts at Atlantic Wharf (86 units)	CBD Boston MA	1	87,097			N	CBD

	Total Boston Residential:	1	87,097

Hotel
Boston Marriott Cambridge (433 rooms)	East Cambridge MA	1	334,260			N	CBD

	Total Boston Hotel:	1	334,260

	Total Boston:	51	14,064,712

(1)	Represents signed leases for which revenue recognition has commenced in accordance with GAAP.
(2)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(3)	This is a retail property.
(4)	Not included in Same Property analysis.

SECOND QUARTER 2016

IN-SERVICE PROPERTY LISTING (continued)

as of June 30, 2016

	Sub Market	Number of Buildings	Square Feet	Leased % (1)	Annualized Rental Obligations Per Leased SF (2)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
New York
Office
767 Fifth Avenue (The GM Building) (60% ownership)	Plaza District NY	1	1,823,656	98.8%	$138.89	Y	CBD
399 Park Avenue	Park Avenue NY	1	1,710,383	97.8%	91.03	N	CBD
(3) 601 Lexington Avenue (55% ownership)	Park Avenue NY	1	1,647,554	87.2%	96.10	Y	CBD
599 Lexington Avenue	Park Avenue NY	1	1,058,063	95.3%	87.41	Y	CBD
Times Square Tower (55% ownership)	Times Square NY	1	1,248,164	99.7%	76.80	N	CBD
250 West 55th Street	Times Square / West Side NY	1	982,984	80.8%	85.42	N	CBD
510 Madison Avenue	Fifth/Madison Avenue NY	1	355,598	100.0%	119.49	N	CBD
540 Madison Avenue (60% ownership)	Fifth/Madison Avenue NY	1	283,695	97.8%	101.10	Y	CBD

		8	9,110,097	94.3%	$100.42

One Tower Center	East Brunswick NJ	1	412,797	26.5%	$30.51	N	S
510 Carnegie Center	Princeton NJ	1	234,160	100.0%	34.24	N	S
210 Carnegie Center	Princeton NJ	1	162,372	79.3%	33.38	N	S
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	31.87	N	S
212 Carnegie Center	Princeton NJ	1	151,547	86.9%	36.28	N	S
214 Carnegie Center	Princeton NJ	1	150,774	67.6%	33.35	N	S
506 Carnegie Center	Princeton NJ	1	149,312	59.0%	34.60	N	S
508 Carnegie Center	Princeton NJ	1	134,433	100.0%	33.17	N	S
202 Carnegie Center	Princeton NJ	1	134,381	80.3%	38.06	N	S
(4) 804 Carnegie Center	Princeton NJ	1	130,000	100.0%	36.25	N	S
101 Carnegie Center	Princeton NJ	1	127,237	87.3%	33.99	N	S
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	30.83	N	S
502 Carnegie Center	Princeton NJ	1	121,460	91.3%	36.82	N	S
701 Carnegie Center	Princeton NJ	1	120,000	100.0%	39.28	N	S
104 Carnegie Center	Princeton NJ	1	102,830	83.6%	33.19	N	S
105 Carnegie Center	Princeton NJ	1	69,955	56.3%	32.32	N	S
302 Carnegie Center	Princeton NJ	1	64,926	100.0%	34.36	N	S
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	35.30	N	S
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	32.71	N	S

		18	2,603,462	78.2%	$34.32

	Total New York:	26	11,713,559	90.7%	$87.76

San Francisco
Office
Embarcadero Center Four	CBD San Francisco CA	1	937,521	84.4%	$61.01	Y	CBD
Embarcadero Center One	CBD San Francisco CA	1	831,029	97.5%	55.76	N	CBD
Embarcadero Center Two	CBD San Francisco CA	1	784,994	83.4%	62.99	N	CBD
Embarcadero Center Three	CBD San Francisco CA	1	776,793	91.8%	53.43	N	CBD
680 Folsom Street	CBD San Francisco CA	2	524,793	98.4%	58.28	N	CBD
(4) 535 Mission Street	CBD San Francisco CA	1	307,235	100.0%	71.87	N	CBD
(4) 690 Folsom Street	CBD San Francisco CA	1	26,080	100.0%	69.75	N	CBD

		8	4,188,445	91.2%	$59.37

601 and 651 Gateway	South San Francisco CA	2	506,279	99.6%	$39.04	N	S
611 Gateway	South San Francisco CA	1	260,337	23.6%	41.64	N	S
Mountain View Research Park	Mountain View CA	15	540,433	100.0%	39.92	N	S
2440 West El Camino Real	Mountain View CA	1	141,392	100.0%	56.53	N	S

453 Ravendale Drive	Mountain View CA	1	29,620	85.8%	35.91	N	S

(4)(5) 3625-3635 Peterson Way	Santa Clara, CA	1	218,366	100.0%	21.84	N	S
(5) North First Business Park	San Jose CA	5	190,636	100.0%	18.77	N	S

		26	1,887,063	89.1%	$36.31

	Total San Francisco:	34	6,075,508	90.5%	$52.32

(1)	Represents signed leases for which revenue recognition has commenced in accordance with GAAP.
(2)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(3)	Upon commencement of construction of the planned repositioning, approximately 13% of this complex will be removed from the in-service portfolio.
(4)	Not included in Same Property analysis.
(5)	Property held for redevelopment.

SECOND QUARTER 2016

IN-SERVICE PROPERTY LISTING (continued)

as of June 30, 2016

	Sub Market	Number of Buildings	Square Feet	Leased % (1)		Annualized Rental Obligations Per Leased SF (2)		Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Washington, DC
Office
Capital Gallery	Southwest Washington DC	1	631,029	98.6%		$59.02		N	CBD
500 E Street, S.W.	Southwest Washington DC	1	251,994	100.0%		49.48		N	CBD
Metropolitan Square (51% ownership)	East End Washington DC	1	607,041	75.0%		60.91		Y	CBD
901 New York Avenue (25% ownership)	East End Washington DC	1	539,680	92.4%		59.07		Y	CBD
(3) 601 Massachusetts Avenue	East End Washington DC	1	478,883	86.5%		69.59		N	CBD
Market Square North (50% ownership)	East End Washington DC	1	415,052	82.6%		62.82		Y	CBD
2200 Pennsylvania Avenue	CBD Washington DC	1	458,831	100.0%		87.09		N	CBD
1333 New Hampshire Avenue	CBD Washington DC	1	315,371	100.0%		46.24		N	CBD
1330 Connecticut Avenue	CBD Washington DC	1	252,169	98.4%		61.01		N	CBD
Sumner Square	CBD Washington DC	1	208,892	100.0%		50.24		N	CBD
500 North Capitol Street, N.W. (30% ownership)	Capitol Hill Washington DC	1	230,860	97.5%		66.73		Y	CBD

		11	4,389,802	92.1%		$62.20

South of Market	Reston VA	3	623,666	94.2%		$53.44		N	S
Fountain Square	Reston VA	2	518,345	93.1%		46.15		N	S
One Freedom Square	Reston VA	1	432,581	92.2%		47.09		N	S
Two Freedom Square	Reston VA	1	421,757	100.0%		45.29		N	S
One and Two Discovery Square	Reston VA	2	366,990	100.0%		44.23		N	S
One Reston Overlook	Reston VA	1	319,519	100.0%		38.15		N	S
Reston Corporate Center	Reston VA	2	261,046	100.0%		39.30		N	S
Democracy Tower	Reston VA	1	259,441	100.0%		58.31		N	S
(4) Fountain Square Retail	Reston VA	1	237,209	96.8%		52.94		N	S
Two Reston Overlook	Reston VA	1	134,615	100.0%		37.24		N	S

		15	3,575,169	96.8%		$46.95

Wisconsin Place Office	Montgomery County MD	1	299,186	96.5%		$54.87		N	S
2600 Tower Oaks Boulevard	Montgomery County MD	1	179,369	44.1%		33.74		N	S
New Dominion Technology Park—Building Two	Herndon VA	1	257,400	100.0%		39.34		N	S
New Dominion Technology Park—Building One	Herndon VA	1	235,201	100.0%		33.60		Y	S
Kingstowne Two	Springfield VA	1	156,251	93.7%		41.74		N	S
Kingstowne One	Springfield VA	1	151,483	75.6%		40.23		N	S
7601 Boston Boulevard	Springfield VA	1	114,028	100.0%		18.60		N	S
7435 Boston Boulevard	Springfield VA	1	103,557	76.2%		21.87		N	S
8000 Grainger Court	Springfield VA	1	88,775	37.6%		23.64		N	S
(4) Kingstowne Retail	Springfield VA	1	88,288	100.0%		35.98		N	S
7500 Boston Boulevard	Springfield VA	1	79,971	100.0%		19.64		N	S
7501 Boston Boulevard	Springfield VA	1	75,756	100.0%		28.60		N	S
7450 Boston Boulevard	Springfield VA	1	62,402	0.0%		—		N	S
7374 Boston Boulevard	Springfield VA	1	57,321	100.0%		17.90		N	S
8000 Corporate Court	Springfield VA	1	52,539	100.0%		13.79		N	S
7451 Boston Boulevard	Springfield VA	1	45,615	67.4%		26.03		N	S
7300 Boston Boulevard	Springfield VA	1	32,000	100.0%		23.64		N	S
7375 Boston Boulevard	Springfield VA	1	26,865	79.2%		28.62		N	S
(3) Annapolis Junction Building Seven (50% ownership)	Anne Arundel County MD	1	127,229	100.0%		31.79		Y	S
(3) Annapolis Junction Building Eight (50% ownership)	Anne Arundel County MD	1	125,685	0.0%		—		Y	S
Annapolis Junction Building Six (50% ownership)	Anne Arundel County MD	1	119,339	48.9%		29.74		Y	S
Annapolis Junction Building One (50% ownership)	Anne Arundel County MD	1	117,599	50.8%		128.74		Y	S

		22	2,595,859	78.2%		$37.52

	Total Washington Office:	48	10,560,830	90.3%		$51.40

Residential
The Avant at Reston Town Center (359 units)	Reston VA	1	355,347					N	S

	Total Washington Residential:	1	355,347

	Total Washington, DC:	49	10,916,177

	Total In-Service Properties:	160	42,769,956	90.8	%(5)	$61.55	(5)

(1)	Represents signed leases for which revenue recognition has commenced in accordance with GAAP.
(2)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(3)	Not included in Same Property analysis.
(4)	This is a retail property.
(5)	Excludes Hotel and Residential properties. For disclosures relating to the Company’s Hotel and Residential properties, see page 38.

SECOND QUARTER 2016

OCCUPANCY BY LOCATION

Total In-Service Properties (1)

	CBD		Suburban		Total
Location	30-Jun-16	30-Jun-15	30-Jun-16	30-Jun-15	30-Jun-16	30-Jun-15
Boston	92.4%	90.3%	89.4%	91.3%	91.3%	90.6%
New York	94.3%	94.5%	78.2%	75.8%	90.7%	90.5%
San Francisco	91.2%	95.8%	89.1%	77.9%	90.5%	89.2%
Washington, DC	92.1%	95.5%	89.0%	92.2%	90.3%	93.6%

Total Portfolio	92.8%	93.4%	87.4%	87.2%	90.8%	91.1%

Same Property Portfolio (1) (2)

	CBD		Suburban		Total
Location	30-Jun-16	30-Jun-15	30-Jun-16	30-Jun-15	30-Jun-16	30-Jun-15
Boston	92.4%	90.0%	89.3%	91.3%	91.3%	90.5%
New York	94.3%	94.5%	77.1%	75.8%	90.6%	90.5%
San Francisco	90.4%	95.8%	87.7%	97.0%	89.6%	96.1%
Washington, DC	92.7%	95.1%	90.7%	92.2%	91.5%	93.4%

Total Portfolio	92.8%	93.3%	87.6%	89.7%	90.9%	92.0%

(1)	Represents signed leases for which revenue recognition has commenced in accordance with GAAP. Includes 100% of joint venture properties. Does not include residential and hotel properties.
(2)	For disclosures related to the Company’s definition of Same Properties, see page 49.

SECOND QUARTER 2016

TOP 20 TENANTS LISTING AND PORTFOLIO TENANT DIVERSIFICATION

TOP 20 TENANTS (1)

		% of BXP’s Share of
	Tenant	Combined Rental Obligations
1.	Citibank	3.14%
2.	US Government	2.90%
3.	Arnold & Porter	2.22%
4.	Biogen	2.04%
5.	Shearman & Sterling	1.91%
6.	Ropes & Gray	1.64%
7.	Kirkland & Ellis	1.49%
8.	O’Melveny & Myers	1.39%
9.	Wellington Management	1.31%
10.	Bank of America	1.29%
11.	Weil Gotshal Manges	1.28%
12.	Morgan Lewis Bockius	1.23%
13.	Microsoft	1.10%
14.	Google	1.10%
15.	Aramis (Estee Lauder)	1.05%
16.	Kaye Scholer	0.98%
17.	Mass Financial Services	0.90%
18.	Morrison Foerster	0.89%
19.	Hunton & Williams	0.87%
20.	Smithsonian Institution	0.82%

	BXP’s Share of Combined Rental Obligations	29.54%

	BXP’s Share of Combined Square Feet	23.89%

NOTABLE SIGNED DEALS (2)

Tenant	Property	Sq. Ft.
salesforce.com	Salesforce Tower	732,000
Putnam Investments	100 Federal Street	249,000

TENANT DIVERSIFICATION (1)

(1)	Percentages are based on BXP’s Share of Combined Annualized Rental Obligations. For disclosures relating to the Company’s definition of Annualized Rental Obligations and BXP’s Share of Combined Rental Obligations, see pages 47-49.
(2)	Represents leases signed with occupancy commencing in the future.

SECOND QUARTER 2016

LEASE EXPIRATIONS (1) (2) (3)

IN-SERVICE OFFICE PROPERTIES

				Annualized	Annualized
		Current Annualized	Current Annualized	Rental Obligations	Rental Obligations
	Rentable Square	Rental Obligations	Rental Obligations	Under	Under
Year of Lease	Footage Subject to	Under	Under	Expiring Leases	Expiring Leases with	Percentage of
Expiration	Expiring Leases	Expiring Leases	Expiring Leases p.s.f.	with future step-ups	future step-ups - p.s.f.	Total Square Feet
2016	1,213,115	$64,827,021	$53.44	$64,899,754	$53.50	3.04	%(4)
2017	2,782,754	160,960,512	57.84	163,182,245	58.64	6.96%
2018	1,573,839	93,150,112	59.19	94,285,362	59.91	3.94%
2019	3,273,942	170,649,511	52.12	175,851,194	53.71	8.19%
2020	4,187,919	266,979,458	63.75	277,042,040	66.15	10.48%
2021	3,340,264	168,120,460	50.33	183,794,429	55.02	8.36%
2022	3,890,168	218,947,672	56.28	241,716,115	62.14	9.73%
2023	1,379,181	72,713,336	52.72	84,820,351	61.50	3.45%
2024	2,662,016	152,872,896	57.43	171,829,510	64.55	6.66%
2025	2,094,837	122,083,907	58.28	139,194,292	66.45	5.24%
Thereafter	9,435,884	671,442,828	71.16	847,852,853	89.85	23.61%

IN-SERVICE RETAIL PROPERTIES

				Annualized	Annualized
		Current Annualized	Current Annualized	Rental Obligations	Rental Obligations
	Rentable Square	Rental Obligations	Rental Obligations	Under	Under
Year of Lease	Footage Subject to	Under	Under	Expiring Leases	Expiring Leases with	Percentage of
Expiration	Expiring Leases	Expiring Leases	Expiring Leases p.s.f.	with future step-ups	future step-ups - p.s.f.	Total Square Feet
2016	198,262	$12,295,498	$62.02	$12,307,550	$62.08	9.79%
2017	162,558	15,461,352	95.11	15,521,111	95.48	8.03%
2018	239,022	21,377,328	89.44	22,273,713	93.19	11.80%
2019	90,192	6,437,202	71.37	6,574,881	72.90	4.45%
2020	186,935	11,888,424	63.60	12,314,014	65.87	9.23%
2021	151,292	20,784,591	137.38	22,569,716	149.18	7.47%
2022	200,362	18,253,393	91.10	19,071,632	95.19	9.89%
2023	168,386	14,643,660	86.96	16,315,868	96.90	8.31%
2024	112,560	9,800,682	87.07	11,616,674	103.20	5.56%
2025	130,667	8,604,287	65.85	9,650,348	73.85	6.45%
Thereafter	385,178	33,122,673	85.99	39,741,900	103.18	19.02%

TOTAL IN-SERVICE PROPERTIES

				Annualized	Annualized
		Current Annualized	Current Annualized	Rental Obligations	Rental Obligations
	Rentable Square	Rental Obligations	Rental Obligations	Under	Under
Year of Lease	Footage Subject to	Under	Under	Expiring Leases	Expiring Leases with	Percentage of
Expiration	Expiring Leases	Expiring Leases	Expiring Leases p.s.f.	with future step-ups	future step-ups - p.s.f.	Total Square Feet
2016	1,411,377	$77,122,519	$54.64	$77,207,305	$54.70	3.36	%(4)
2017	2,945,312	176,421,863	59.90	178,703,356	60.67	7.01%
2018	1,812,861	114,527,440	63.17	116,559,075	64.30	4.32%
2019	3,364,134	177,086,713	52.64	182,426,075	54.23	8.01%
2020	4,374,854	278,867,881	63.74	289,356,054	66.14	10.42%
2021	3,491,556	188,905,050	54.10	206,364,145	59.10	8.31%
2022	4,090,530	237,201,065	57.99	260,787,747	63.75	9.74%
2023	1,547,567	87,356,996	56.45	101,136,219	65.35	3.69%
2024	2,774,576	162,673,578	58.63	183,446,184	66.12	6.61%
2025	2,225,504	130,688,194	58.72	148,844,640	66.88	5.30%
Thereafter	9,821,062	704,565,501	71.74	887,594,754	90.38	23.39%

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.

SECOND QUARTER 2016

IN-SERVICE BOSTON REGION PROPERTIES

Lease Expirations - Boston Region (1) (2) (3)

OFFICE
				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Year of Lease	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2016	416,428	$15,796,295	$37.93	$15,865,738	$38.10	(4)
2017	734,060	32,616,492	44.43	32,765,705	44.64
2018	447,028	18,972,130	42.44	19,410,221	43.42
2019	1,109,476	53,214,033	47.96	54,121,768	48.78
2020	407,190	19,033,567	46.74	19,897,919	48.87
2021	1,024,918	40,176,947	39.20	41,893,009	40.87
2022	1,570,620	75,352,234	47.98	79,361,158	50.53
2023	528,479	26,162,189	49.50	30,073,087	56.90
2024	538,692	24,367,589	45.23	28,009,712	52.00
2025	1,094,575	61,644,411	56.32	69,593,100	63.58
Thereafter	3,661,757	205,820,294	56.21	237,265,869	64.80

RETAIL
				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Year of Lease	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2016	44,186	$3,027,567	$68.52	$3,034,983	$68.69
2017	52,695	4,297,775	81.56	4,323,221	82.04
2018	140,449	6,578,670	46.84	6,604,030	47.02
2019	11,787	2,008,065	170.36	2,032,178	172.41
2020	93,309	6,027,474	64.60	6,225,013	66.71
2021	38,052	2,696,243	70.86	2,917,761	76.68
2022	94,118	5,857,244	62.23	5,479,656	58.22
2023	79,937	7,687,412	96.17	8,265,595	103.40
2024	70,570	4,191,754	59.40	4,588,490	65.02
2025	30,224	3,701,533	122.47	4,196,338	138.84
Thereafter	141,914	8,558,638	60.31	9,573,184	67.46

TOTAL PROPERTY TYPES
				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Year of Lease	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2016	460,614	$18,823,862	$40.87	$18,900,720	$41.03	(4)
2017	786,755	36,914,267	46.92	37,088,927	47.14
2018	587,477	25,550,799	43.49	26,014,251	44.28
2019	1,121,263	55,222,098	49.25	56,153,946	50.08
2020	500,499	25,061,041	50.07	26,122,932	52.19
2021	1,062,970	42,873,190	40.33	44,810,770	42.16
2022	1,664,738	81,209,479	48.78	84,840,814	50.96
2023	608,416	33,849,601	55.64	38,338,681	63.01
2024	609,262	28,559,343	46.88	32,598,202	53.50
2025	1,124,799	65,345,944	58.10	73,789,438	65.60
Thereafter	3,803,671	214,378,932	56.36	246,839,054	64.89

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.

SECOND QUARTER 2016

IN-SERVICE BOSTON REGION PROPERTIES

Quarterly Lease Expirations - Boston Region (1) (2) (3)

OFFICE
				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Lease Expiration	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
by Quarter	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
Q1 2016	—	$—	$—	$—	$—
Q2 2016	154,516	5,014,731	32.45	5,014,731	32.45	(4)
Q3 2016	157,404	6,644,355	42.21	6,649,828	42.25
Q4 2016	104,508	4,137,209	39.59	4,201,179	40.20

Total 2016	416,428	$15,796,295	$37.93	$15,865,738	$38.10

Q1 2017	100,041	$4,254,835	$42.53	$4,254,835	$42.53
Q2 2017	200,633	9,082,519	45.27	9,159,243	45.65
Q3 2017	67,379	3,060,413	45.42	3,084,180	45.77
Q4 2017	366,007	16,218,725	44.31	16,267,448	44.45

Total 2017	734,060	$32,616,492	$44.43	$32,765,705	$44.64

RETAIL
				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Lease Expiration	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
by Quarter	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
Q1 2016	—	$—	$—	$—	$—
Q2 2016	—	—	—	—	—
Q3 2016	39,732	2,406,542	60.57	2,413,958	60.76
Q4 2016	4,454	621,024	139.43	621,024	139.43

Total 2016	44,186	$3,027,567	$68.52	$3,034,983	$68.69

Q1 2017	10,545	$1,282,723	$121.64	$1,286,343	$121.99
Q2 2017	28,502	1,814,486	63.66	1,832,486	64.29
Q3 2017	3,386	473,338	139.79	474,893	140.25
Q4 2017	10,262	727,228	70.87	729,500	71.09

Total 2017	52,695	$4,297,775	$81.56	$4,323,221	$82.04

TOTAL PROPERTY TYPES
				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Lease Expiration	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
by Quarter	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
Q1 2016	—	$—	$—	$—	$—
Q2 2016	154,516	5,014,731	32.45	5,014,731	32.45	(4)
Q3 2016	197,136	9,050,897	45.91	9,063,786	45.98
Q4 2016	108,962	4,758,234	43.67	4,822,203	44.26

Total 2016	460,614	$18,823,862	$40.87	$18,900,720	$41.03

Q1 2017	110,586	$5,537,558	$50.07	$5,541,178	$50.11
Q2 2017	229,135	10,897,005	47.56	10,991,729	47.97
Q3 2017	70,765	3,533,751	49.94	3,559,073	50.29
Q4 2017	376,269	16,945,953	45.04	16,996,948	45.17

Total 2017	786,755	$36,914,267	$46.92	$37,088,927	$47.14

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the quarter.

SECOND QUARTER 2016

IN-SERVICE NEW YORK REGION PROPERTIES

Lease Expirations - New York Region (1) (2) (3)

OFFICE
				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Year of Lease	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2016	420,359	$28,465,496	$67.72	$28,679,656	$68.23	(4)
2017	816,723	69,596,439	85.21	69,606,409	85.23
2018	529,879	42,898,735	80.96	42,356,164	79.94
2019	488,304	38,678,251	79.21	38,879,394	79.62
2020	1,862,193	152,136,877	81.70	156,374,969	83.97
2021	386,304	33,416,818	86.50	35,019,674	90.65
2022	911,605	79,320,606	87.01	85,101,914	93.35
2023	88,524	7,908,741	89.34	8,634,935	97.54
2024	1,045,255	72,149,523	69.03	78,672,368	75.27
2025	413,883	33,406,662	80.72	36,434,548	88.03
Thereafter	3,336,708	303,525,468	90.97	398,634,218	119.47

RETAIL
				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Year of Lease	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2016	98,065	$6,177,096	$62.99	$6,177,095	$62.99
2017	33,027	6,679,649	202.25	6,679,649	202.25
2018	8,114	8,772,298	1,081.13	9,549,453	1,176.91
2019	—	—	—	—	—
2020	3,452	253,056	73.31	253,056	73.31
2021	27,201	12,511,344	459.96	13,707,852	503.95
2022	58,093	9,907,211	170.54	10,841,209	186.62
2023	2,850	2,762,325	969.24	3,455,985	1,212.63
2024	11,395	3,945,257	346.23	5,077,277	445.57
2025	1,872	653,966	349.34	729,902	389.90
Thereafter	88,417	17,553,595	198.53	21,561,287	243.86

TOTAL PROPERTY TYPES
				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Year of Lease	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2016	518,424	$34,642,592	$66.82	$34,856,751	$67.24	(4)
2017	849,750	76,276,088	89.76	76,286,058	89.77
2018	537,993	51,671,033	96.04	51,905,617	96.48
2019	488,304	38,678,251	79.21	38,879,394	79.62
2020	1,865,645	152,389,933	81.68	156,628,025	83.95
2021	413,505	45,928,162	111.07	48,727,527	117.84
2022	969,698	89,227,818	92.02	95,943,123	98.94
2023	91,374	10,671,066	116.78	12,090,920	132.32
2024	1,056,650	76,094,781	72.02	83,749,644	79.26
2025	415,755	34,060,628	81.92	37,164,450	89.39
Thereafter	3,425,125	321,079,063	93.74	420,195,505	122.68

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.

SECOND QUARTER 2016

IN-SERVICE NEW YORK REGION PROPERTIES

Quarterly Lease Expirations - New York Region (1) (2) (3)

OFFICE
				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Lease Expiration	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
by Quarter	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
Q1 2016	—	$—	$—	$—	$—
Q2 2016	81,066	7,512,637	92.67	7,512,637	92.67	(4)
Q3 2016	270,360	17,431,374	64.47	17,645,534	65.27
Q4 2016	68,933	3,521,485	51.09	3,521,485	51.09

Total 2016	420,359	$28,465,496	$67.72	$28,679,656	$68.23

Q1 2017	77,105	$5,405,797	$70.11	$5,405,797	$70.11
Q2 2017	169,464	16,326,027	96.34	16,326,027	96.34
Q3 2017	527,940	44,643,906	84.56	44,643,906	84.56
Q4 2017	42,214	3,220,710	76.29	3,230,680	76.53

Total 2017	816,723	$69,596,439	$85.21	$69,606,409	$85.23

RETAIL
				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Lease Expiration	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
by Quarter	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
Q1 2016	—	$—	$—	$—	$—
Q2 2016	—	—	—	—	—
Q3 2016	94,794	5,833,357	61.54	5,833,356	61.54
Q4 2016	3,271	343,739	105.09	343,739	105.09

Total 2016	98,065	$6,177,096	$62.99	$6,177,095	$62.99

Q1 2017	6,342	$4,103,330	$647.01	$4,103,330	$647.01
Q2 2017	626	180,160	287.79	180,160	287.79
Q3 2017	26,059	2,396,159	91.95	2,396,159	91.95
Q4 2017	—	—	—	—	—

Total 2017	33,027	$6,679,649	$202.25	$6,679,649	$202.25

TOTAL PROPERTY TYPES
				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Lease Expiration	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
by Quarter	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
Q1 2016	—	$—	$—	$—	$—
Q2 2016	81,066	7,512,637	92.67	7,512,637	92.67	(4)
Q3 2016	365,154	23,264,731	63.71	23,478,890	64.30
Q4 2016	72,204	3,865,225	53.53	3,865,225	53.53

Total 2016	518,424	$34,642,592	$66.82	$34,856,751	$67.24

Q1 2017	83,447	$9,509,127	$113.95	$9,509,127	$113.95
Q2 2017	170,090	16,506,186	97.04	16,506,186	97.04
Q3 2017	553,999	47,040,065	84.91	47,040,065	84.91
Q4 2017	42,214	3,220,710	76.29	3,230,680	76.53

Total 2017	849,750	$76,276,088	$89.76	$76,286,058	$89.77

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the quarter.

SECOND QUARTER 2016

IN-SERVICE SAN FRANCISCO REGION PROPERTIES

Lease Expirations - San Francisco Region (1) (2) (3)

OFFICE
				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Year of Lease	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2016	133,883	$6,090,040	$45.49	$5,845,909	$43.66
2017	614,260	28,124,425	45.79	29,973,750	48.80
2018	195,064	10,309,557	52.85	10,646,405	54.58
2019	705,842	32,983,643	46.73	35,124,908	49.76
2020	625,869	39,219,416	62.66	40,670,332	64.98
2021	701,503	30,518,962	43.51	35,711,888	50.91
2022	680,937	32,196,788	47.28	40,250,046	59.11
2023	256,825	14,969,834	58.29	18,381,420	71.57
2024	445,553	24,398,998	54.76	28,175,562	63.24
2025	126,939	7,556,620	59.53	9,515,291	74.96
Thereafter	681,114	43,614,379	64.03	56,519,708	82.98

RETAIL
				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Year of Lease	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2016	28,500	$1,335,367	$46.85	$1,335,367	$46.85
2017	15,277	1,047,404	68.56	1,057,417	69.22
2018	34,007	2,053,388	60.38	2,084,099	61.28
2019	12,118	739,556	61.03	770,631	63.59
2020	35,924	2,212,689	61.59	2,348,273	65.37
2021	18,918	1,228,284	64.93	1,297,733	68.60
2022	27,445	1,084,951	39.53	1,159,976	42.27
2023	29,753	1,657,862	55.72	1,767,110	59.39
2024	8,545	553,103	64.73	648,935	75.94
2025	21,461	1,329,557	61.95	1,527,673	71.18
Thereafter	29,117	1,872,192	64.30	2,619,763	89.97

TOTAL PROPERTY TYPES
				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Year of Lease	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2016	162,383	$7,425,407	$45.73	$7,181,276	$44.22
2017	629,537	29,171,829	46.34	31,031,167	49.29
2018	229,071	12,362,945	53.97	12,730,503	55.57
2019	717,960	33,723,199	46.97	35,895,539	50.00
2020	661,793	41,432,105	62.61	43,018,605	65.00
2021	720,421	31,747,246	44.07	37,009,621	51.37
2022	708,382	33,281,740	46.98	41,410,022	58.46
2023	286,578	16,627,696	58.02	20,148,530	70.31
2024	454,098	24,952,101	54.95	28,824,497	63.48
2025	148,400	8,886,177	59.88	11,042,964	74.41
Thereafter	710,231	45,486,571	64.04	59,139,471	83.27

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

SECOND QUARTER 2016

IN-SERVICE SAN FRANCISCO REGION PROPERTIES

Quarterly Lease Expirations - San Francisco Region (1) (2) (3)

OFFICE
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
Q1 2016	—	$—	$—	$—	$—
Q2 2016	—	—	—	—	—
Q3 2016	29,223	1,622,007	55.50	1,622,007	55.50
Q4 2016	104,660	4,468,033	42.69	4,223,902	40.36

Total 2016	133,883	$6,090,040	$45.49	$5,845,909	$43.66

Q1 2017	220,650	$9,683,706	$43.89	$9,685,845	$43.90
Q2 2017	111,739	4,930,118	44.12	5,045,859	45.16
Q3 2017	220,989	10,912,706	49.38	12,333,777	55.81
Q4 2017	60,882	2,597,895	42.67	2,908,270	47.77

Total 2017	614,260	$28,124,425	$45.79	$29,973,750	$48.80

RETAIL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
Q1 2016	—	$—	$—	$—	$—
Q2 2016	—	—	—	—	—
Q3 2016	7,170	336,938	46.99	336,938	46.99
Q4 2016	21,330	998,429	46.81	998,429	46.81

Total 2016	28,500	$1,335,367	$46.85	$1,335,367	$46.85

Q1 2017	30	$14,400	$480.00	$14,400	$480.00
Q2 2017	130	26,046	200.35	26,046	200.35
Q3 2017	8,793	627,750	71.39	635,805	72.31
Q4 2017	6,324	379,208	59.96	381,166	60.27

Total 2017	15,277	$1,047,404	$68.56	$1,057,417	$69.22

TOTAL PROPERTY TYPES
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
Q1 2016	—	$—	$—	$—	$—
Q2 2016	—	—	—	—	—
Q3 2016	36,393	1,958,945	53.83	1,958,945	53.83
Q4 2016	125,990	5,466,461	43.39	5,222,330	41.45

Total 2016	162,383	$7,425,407	$45.73	$7,181,276	$44.22

Q1 2017	220,680	$9,698,106	$43.95	$9,700,245	$43.96
Q2 2017	111,869	4,956,163	44.30	5,071,904	45.34
Q3 2017	229,782	11,540,456	50.22	12,969,582	56.44
Q4 2017	67,206	2,977,102	44.30	3,289,436	48.95

Total 2017	629,537	$29,171,829	$46.34	$31,031,167	$49.29

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

SECOND QUARTER 2016

IN-SERVICE WASHINGTON, DC REGION PROPERTIES

Lease Expirations - Washington, DC Region (1) (2) (3)

OFFICE
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2016	242,445	$14,475,191	$59.71	$14,508,452	$59.84	(4)(5)
2017	617,711	30,623,156	49.58	30,836,380	49.92	(5)
2018	401,868	20,969,691	52.18	21,872,572	54.43
2019	970,320	45,773,583	47.17	47,725,124	49.18
2020	1,292,667	56,589,598	43.78	60,098,820	46.49
2021	1,227,539	64,007,733	52.14	71,169,857	57.98
2022	727,006	32,078,043	44.12	37,002,997	50.90
2023	505,353	23,672,572	46.84	27,730,909	54.87
2024	632,516	31,956,786	50.52	36,971,869	58.45
2025	459,440	19,476,214	42.39	23,651,355	51.48
Thereafter	1,756,305	118,482,687	67.46	155,433,058	88.50

RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2016	27,511	$1,755,468	$63.81	$1,760,105	$63.98
2017	61,559	3,436,524	55.82	3,460,824	56.22
2018	56,452	3,972,972	70.38	4,036,131	71.50
2019	66,287	3,689,582	55.66	3,772,072	56.91
2020	54,250	3,395,204	62.58	3,487,672	64.29
2021	67,121	4,348,719	64.79	4,646,370	69.22
2022	20,706	1,403,986	67.81	1,590,791	76.83
2023	55,846	2,536,062	45.41	2,827,178	50.62
2024	22,050	1,110,568	50.37	1,301,973	59.05
2025	77,110	2,919,231	37.86	3,196,435	41.45
Thereafter	125,730	5,138,248	40.87	5,987,665	47.62

TOTAL PROPERTY TYPES
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2016	269,956	$16,230,659	$60.12	$16,268,557	$60.26	(4)
2017	679,270	34,059,680	50.14	34,297,205	50.49
2018	458,320	24,942,663	54.42	25,908,704	56.53
2019	1,036,607	49,463,165	47.72	51,497,196	49.68
2020	1,346,917	59,984,802	44.53	63,586,492	47.21
2021	1,294,660	68,356,452	52.80	75,816,228	58.56
2022	747,712	33,482,029	44.78	38,593,788	51.62
2023	561,199	26,208,633	46.70	30,558,087	54.45
2024	654,566	33,067,354	50.52	38,273,841	58.47
2025	536,550	22,395,445	41.74	26,847,789	50.04
Thereafter	1,882,035	123,620,935	65.68	161,420,724	85.77

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties. Does not include residential units.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.
(5)	Includes 50,185 and 9,570 square feet of Sensitive Compartmented Information Facility (SCIF) space in 2016 and 2017, respectively. Excluding the SCIF space, the current and future expiring rental rates per square foot would be $41.25 and $41.42 and $48.47 and $48.80, respectively.

SECOND QUARTER 2016

IN-SERVICE WASHINGTON, DC REGION PROPERTIES

Quarterly Lease Expirations - Washington, DC Region (1) (2) (3)

OFFICE
				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Lease Expiration	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
by Quarter	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
Q1 2016	—	$—	$—	$—	$—
Q2 2016	40,004	2,279,856	56.99	2,279,856	56.99	(4)(5)
Q3 2016	76,644	6,430,089	83.90	6,437,671	83.99	(5)
Q4 2016	125,797	5,765,246	45.83	5,790,925	46.03	(5)

Total 2016	242,445	$14,475,191	$59.71	$14,508,452	$59.84

Q1 2017	156,499	$7,110,425	$45.43	$7,139,291	$45.62
Q2 2017	75,533	4,398,066	58.23	4,432,018	58.68	(5)
Q3 2017	288,465	13,819,263	47.91	13,860,189	48.05
Q4 2017	97,214	5,295,402	54.47	5,404,882	55.60

Total 2017	617,711	$30,623,156	$49.58	$30,836,380	$49.92

RETAIL
				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Lease Expiration	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
by Quarter	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
Q1 2016	—	$—	$—	$—	$—
Q2 2016	—	—	—	—	—
Q3 2016	5,413	427,809	79.03	427,809	79.03
Q4 2016	22,098	1,327,659	60.08	1,332,296	60.29

Total 2016	27,511	$1,755,468	$63.81	$1,760,105	$63.98

Q1 2017	26,393	$1,578,067	$59.79	$1,578,067	$59.79
Q2 2017	12,974	491,190	37.86	491,190	37.86
Q3 2017	6,842	446,730	65.29	446,730	65.29
Q4 2017	15,350	920,537	59.97	944,837	61.55

Total 2017	61,559	$3,436,524	$55.82	$3,460,824	$56.22

TOTAL PROPERTY TYPES
				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Lease Expiration	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
by Quarter	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
Q1 2016	—	$—	$—	$—	$—
Q2 2016	40,004	2,279,856	56.99	2,279,856	56.99	(4)
Q3 2016	82,057	6,857,898	83.57	6,865,480	83.67
Q4 2016	147,895	7,092,904	47.96	7,123,221	48.16

Total 2016	269,956	$16,230,659	$60.12	$16,268,557	$60.26

Q1 2017	182,892	$8,688,492	$47.51	$8,717,359	$47.66
Q2 2017	88,507	4,889,256	55.24	4,923,208	55.63
Q3 2017	295,307	14,265,993	48.31	14,306,919	48.45
Q4 2017	112,564	6,215,939	55.22	6,349,719	56.41

Total 2017	679,270	$34,059,680	$50.14	$34,297,205	$50.49

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties. Does not include residential units.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.
(5)	Includes 5,979, 36,144, 8,062, and 9,570 square feet of Sensitive Compartmented Information Facility (SCIF) space in Q2 2016, Q3 2016, Q4 2016, and Q2 2017, respectively. Excluding the SCIF space, the current and future expiring rental rates per square foot would be $45.60 and $45.60, $39.41 and $39.60, $40.63 and $40.85, and $49.26 and $49.61, respectively.

SECOND QUARTER 2016

CBD PROPERTIES

Lease Expirations (1) (2) (3)

	Boston						San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2016	143,421	$8,886,470	$61.96	$8,899,359	$62.05	(4)	111,192	$5,849,625	$52.61	$5,605,494	$50.41
2017	382,794	23,071,127	60.27	23,206,336	60.62		372,003	21,818,268	58.65	23,455,658	63.05
2018	318,716	16,595,809	52.07	16,857,037	52.89		170,028	10,163,936	59.78	10,418,236	61.27
2019	652,962	36,969,314	56.62	37,445,418	57.35		248,131	14,147,559	57.02	14,761,968	59.49
2020	313,460	18,827,978	60.07	19,515,970	62.26		586,146	38,025,701	64.87	39,318,263	67.08
2021	400,355	22,355,023	55.84	23,118,951	57.75		403,365	24,074,615	59.68	28,243,232	70.02
2022	969,080	55,401,601	57.17	58,738,724	60.61		333,523	17,706,995	53.09	22,303,355	66.87
2023	412,150	27,531,826	66.80	30,724,921	74.55		245,921	14,488,684	58.92	17,305,876	70.37
2024	285,278	16,454,590	57.68	18,444,961	64.66		429,586	23,996,133	55.86	27,613,505	64.28
2025	684,479	44,238,481	64.63	50,554,085	73.86		142,758	8,692,462	60.89	10,790,801	75.59
Thereafter	3,341,494	199,590,492	59.73	230,019,320	68.84		710,231	45,486,571	64.04	59,139,471	83.27

	New York						Washington, DC
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2016	367,556	$29,852,854	$81.22	$29,852,853	$81.22	(4)	60,473	$2,981,138	$49.30	$2,995,231	$49.53	(4)
2017	685,930	70,245,724	102.41	70,245,724	102.41		371,886	19,040,541	51.20	19,081,458	51.31
2018	320,479	44,317,776	138.29	44,394,254	138.52		116,353	6,827,231	58.68	7,130,559	61.28
2019	331,971	32,873,075	99.02	32,957,996	99.28		406,976	26,515,299	65.15	27,997,219	68.79
2020	1,558,077	141,890,643	91.07	145,526,190	93.40		449,893	24,663,428	54.82	26,456,594	58.81
2021	311,885	42,568,815	136.49	45,190,946	144.90		544,917	35,445,169	65.05	39,250,804	72.03
2022	907,379	87,184,283	96.08	93,712,474	103.28		89,997	5,315,044	59.06	5,935,888	65.96
2023	83,075	10,406,869	125.27	11,810,125	142.16		46,648	2,847,334	61.04	3,471,497	74.42
2024	672,248	62,729,543	93.31	69,603,696	103.54		193,400	12,614,112	65.22	14,658,060	75.79
2025	282,008	29,228,892	103.65	31,848,150	112.93		82,103	4,158,737	50.65	5,061,410	61.65
Thereafter	3,096,717	309,881,077	100.07	407,752,399	131.67		1,605,396	111,615,902	69.53	146,690,207	91.37

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.

SECOND QUARTER 2016

SUBURBAN PROPERTIES

Lease Expirations (1) (2) (3)

	Boston						San Francisco
				Annualized						Annualized
		Current Annualized		Rental Obligations				Current Annualized		Rental Obligations
	Rentable Square	Rental Obligations	Per	Under	Per		Rentable Square	Rental Obligations	Per	Under	Per
Year of Lease	Footage Subject to	Under	Square	Expiring Leases	Square		Footage Subject to	Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot		Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2016	317,193	$9,937,392	$31.33	$10,001,362	$31.53	(4)	51,191	$1,575,781	$30.78	$1,575,781	$30.78
2017	403,961	13,843,140	34.27	13,882,591	34.37		257,534	7,353,561	28.55	7,575,509	29.42
2018	268,761	8,954,991	33.32	9,157,214	34.07		59,043	2,199,009	37.24	2,312,268	39.16
2019	468,301	18,252,784	38.98	18,708,529	39.95		469,829	19,575,640	41.67	21,133,571	44.98
2020	187,039	6,233,063	33.32	6,606,962	35.32		75,647	3,406,404	45.03	3,700,342	48.92
2021	662,615	20,518,167	30.97	21,691,819	32.74		317,056	7,672,631	24.20	8,766,389	27.65
2022	695,658	25,807,877	37.10	26,102,090	37.52		374,859	15,574,745	41.55	19,106,667	50.97
2023	196,266	6,317,775	32.19	7,613,760	38.79		40,657	2,139,012	52.61	2,842,655	69.92
2024	323,984	12,104,753	37.36	14,153,240	43.68		24,512	955,968	39.00	1,210,992	49.40
2025	440,320	21,107,462	47.94	23,235,352	52.77		5,642	193,716	34.33	252,162	44.69
Thereafter	462,177	14,788,440	32.00	16,819,734	36.39		—	—	—	—	—

	New York						Washington, DC
				Annualized						Annualized
		Current Annualized		Rental Obligations				Current Annualized		Rental Obligations
	Rentable Square	Rental Obligations	Per	Under	Per		Rentable Square	Rental Obligations	Per	Under	Per
Year of Lease	Footage Subject to	Under	Square	Expiring Leases	Square		Footage Subject to	Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot		Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2016	150,868	$4,789,738	$31.75	$5,003,898	$33.17	(4)	209,483	$13,249,521	$63.25	$13,273,326	$63.36	(4)(5)
2017	163,820	6,030,364	36.81	6,040,334	36.87		307,384	15,019,139	48.86	15,215,747	49.50	(5)
2018	217,514	7,353,256	33.81	7,511,363	34.53		341,967	18,115,431	52.97	18,778,145	54.91
2019	156,333	5,805,177	37.13	5,921,398	37.88		629,631	22,947,866	36.45	23,499,977	37.32
2020	307,568	10,499,290	34.14	11,101,834	36.10		897,024	35,321,374	39.38	37,129,898	41.39
2021	101,620	3,359,347	33.06	3,536,580	34.80		749,743	32,911,284	43.90	36,565,424	48.77
2022	62,319	2,043,535	32.79	2,230,649	35.79		657,715	28,166,985	42.83	32,657,900	49.65
2023	8,299	264,197	31.83	280,795	33.83		514,551	23,361,300	45.40	27,086,590	52.64
2024	384,402	13,365,238	34.77	14,145,949	36.80		461,166	20,453,242	44.35	23,615,782	51.21
2025	133,747	4,831,735	36.13	5,316,299	39.75		454,447	18,236,708	40.13	21,786,380	47.94
Thereafter	328,408	11,197,986	34.10	12,443,106	37.89		276,639	12,005,034	43.40	14,730,517	53.25

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.
(5)	Includes 50,185 and 9,570 square feet of Sensitive Compartmented Information Facility (SCIF) space in 2016 and 2017, respectively. Excluding the SCIF space, the current and future expiring rental rates per square foot would be $42.09 and $42.24 and $46.58 and $47.20, respectively.

SECOND QUARTER 2016

RESIDENTIAL and HOTEL PERFORMANCE

Rental Rates and Occupancy
	Second Quarter		Percent	YTD		Percent
	2016	2015	Change	2016	2015	Change
The Avant at Reston Town Center (359 units)
Reston, VA
Average Monthly Rental Rate (1)	$2,367	$2,263	4.6%	$2,347	$2,254	4.1%
Average Rental Rate Per Occupied Square Foot (1)	$2.60	$2.42	7.4%	$2.57	$2.44	5.3%
Average Physical Occupancy (1) (2)	94.0%	93.9%	0.1%	93.4%	87.1%	7.2%
Average Economic Occupancy (2)	93.9%	92.1%	2.0%	93.3%	84.5%	10.4%
The Lofts at Atlantic Wharf (86 units)
Boston, MA
Average Monthly Rental Rate (3)	$4,150	$4,013	3.4%	$4,153	$4,013	3.5%
Average Rental Rate Per Occupied Square Foot (3)	$4.59	$4.48	2.5%	$4.57	$4.46	2.5%
Average Physical Occupancy (2) (3)	95.4%	96.9%	(1.5)%	96.1%	97.5%	(1.4)%
Average Economic Occupancy (2)	96.4%	96.9%	(0.5)%	97.6%	97.9%	(0.3)%
Boston Marriott Cambridge (433 rooms)
Cambridge, MA
Average Occupancy	84.3%	86.7%	(2.8)%	79.7%	82.8%	(3.7)%
Average Daily Rate	$299.42	$298.70	0.2%	$263.61	$263.05	0.2%
Revenue per available room	$252.34	$259.10	(2.6)%	$210.21	$217.71	(3.4)%

Net Operating Income (dollars in thousands)
	Residential					Hotel
	Second Quarter				Percent	Second Quarter		Percent
	2016		2015		Change	2016	2015	Change
Rental Revenue	$4,088	(4)	$3,811	(4)	7.3%	$12,808	$13,403	(4.4)%
Operating expenses and real estate taxes	1,606		1,531		4.9%	7,978	8,495	(6.1)%

Net Operating Income	$2,482	(4)	$2,280	(4)	8.9%	$4,830	$4,908	(1.6)%

Rental Revenue	$4,088		$3,811			$12,808	$13,403
Less: Straight-line rent and fair value lease revenue	18		24		(25.0)%	1	1	—

Subtotal	4,070		3,787		7.5%	12,807	13,402	(4.4)%
Less: Operating expenses and real estate taxes	1,606		1,531		4.9%	7,978	8,495	(6.1)%
Add: Straight-line ground rent expense	—		—		—	—	—	—

Net Operating Income—cash basis	$2,464		$2,256		9.2%	$4,829	$4,907	(1.6)%

(1)	Excludes 26,179 square feet of retail space which is 100% leased.
(2)	For disclosures related to the Company’s definition of Average Physical and Average Economic Occupancy, see page 47.
(3)	Excludes 9,617 square feet of retail space which is 100% leased.
(4)	Includes 35,796 square feet of retail space, which had revenue of approximately $483 and $464 for the three months ended June 30, 2016 and June 30, 2015, respectively.

SECOND QUARTER 2016

SAME PROPERTY PERFORMANCE

Office and Hotel & Residential Properties

	Office (1)	Hotel & Residential (1)	Total
Number of Properties	148	3	151
Square feet	40,322,014	776,704	41,098,718
Percent of properties in-service	96.0%	100.0%	96.1%
Occupancy @ 6/30/2015	92.0%	N/A	92.0%
Occupancy @ 6/30/2016	90.9%	N/A	90.9%
Percent change from 2nd quarter 2016 over 2nd quarter 2015 (2):
Combined Net Operating Income (3)			(0.8)%
BXP’s Share of Combined Net Operating Income (3)			0.7%
Combined Net Operating Income - cash basis (3)			3.3%
BXP’s Share of Combined Net Operating Income (3) - cash basis			4.7%

Same Property Lease Analysis - quarter ended June 30, 2016

Total Office
Vacant space available @ 4/1/2016 (sf)	3,508,157
Property dispositions/ properties taken out of service (sf)	—
Square footage of leases expiring or terminated 4/1/2016-6/30/2016	1,484,034

Total space for lease (sf)	4,992,191

New tenants (sf)	591,291
Renewals (sf)	742,184

Total space leased (sf)	1,333,475

Space available @ 6/30/2016 (sf)	3,658,716

Net (increase)/decrease in available space (sf)	(150,559)
Second generation leasing information: (4)
Leases commencing during the period (sf)	1,304,751
Weighted average lease term (months)	104
Weighted average free rent period (days)	88
Total transaction costs per square foot (5)	$70.13
Increase (decrease) in gross rents (6)	18.27%
Increase (decrease) in net rents (7)	28.11%

(1)	Includes revenue and expenses from retail properties and tenants.
(2)	See page 41 for a quantitative reconciliation of Same Property Net Operating Income (NOI) by reportable segment.
(3)	For a quantitative reconciliation of Net income attributable to Boston Properties, Inc. common shareholders to Combined NOI, Combined NOI—cash basis, BXP’s Share of Combined NOI and BXP’s Share of Combined NOI—cash basis, see page 40. For disclosures relating to the Company’s use of Combined NOI and BXP’s Share of Combined NOI see pages 47-48.
(4)	Second generation leases are defined as leases for space that had previously been under lease by the Company. Of the 1,304,751 square feet of second generation leases that commenced in Q2 2016, leases for 1,163,010 square feet were signed in prior periods.
(5)	Total transaction costs include tenant improvements and leasing commissions and exclude free rent concessions.
(6)	Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 1,081,775 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the tenant is not expected to occupy the space on a long-term basis (e.g., the tenant is occupying “swing space”).
(7)	Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 1,081,775 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the tenant is not expected to occupy the space on a long-term basis (e.g., the tenant is occupying “swing space”).

SECOND QUARTER 2016

RECONCILIATION OF NET INCOME TO NET OPERATING INCOME (NOI)

(in thousands)

	For the three months ended
	June 30, 2016	June 30, 2015
Net income attributable to Boston Properties, Inc. common shareholders	$96,597	$79,460
Preferred dividends	2,589	2,618

Net income attributable to Boston Properties, Inc.	99,186	82,078
Net income attributable to noncontrolling interests:
Noncontrolling interest—common units of the Operating Partnership	11,357	9,394
Noncontrolling interest—redeemable preferred units of the Operating Partnership	—	3
Noncontrolling interest in property partnerships (1)	6,814	9,264

Net income	117,357	100,739
Add:
Interest expense	105,003	108,534
Depreciation and amortization	153,175	167,844
Transaction costs	913	208
General and administrative expense	25,418	22,284
Subtract:
Gains (losses) from investments in securities	(478)	24
Interest and other income	(1,524)	(1,293)
Income from unconsolidated joint ventures	(2,234)	(3,078)
Development and management services income	(5,533)	(4,862)

Consolidated NOI	392,097	390,400
Add:
BXP’s share of NOI from unconsolidated joint ventures (2)	10,672	11,374

Combined NOI	402,769	401,774
Subtract:
Partners’ share of NOI from consolidated joint ventures (3)	(44,208)	(55,975)

BXP’s Share of Combined NOI	358,561	345,799
Subtract:
BXP’s share of Combined Termination income	(7,614)	(5,419)

BXP’s Share of Combined NOI (excluding termination income)	$350,947	$340,380

Combined NOI	$402,769	$401,774
Subtract:
NOI from non Same Properties (4)	(12,796)	(9,408)
Termination income	(7,658)	(6,860)

Combined Same Property NOI	382,315	385,506
Subtract:
Partners’ share of NOI from consolidated joint ventures (3)	(44,208)	(55,975)
Add:
Partners’ share of Termination Income from consolidated joint ventures (3)	44	1,441
Partners’ share of NOI from non Same Properties from consolidated joint ventures (4)(5)	—	4,969

BXP’s Share of Combined Same Property NOI	$338,151	$335,941

NOI—cash basis reconciliation
Combined Same Property NOI	$382,315	$385,506
Subtract:
Straight-line rent and fair value lease revenue	(8,310)	(27,686)
Add:
Straight-line ground rent expense (6)	935	1,106
Lease transaction costs that qualify as inducements in accordance with GAAP (7)	377	4,355

Combined Same Property NOI—cash basis	375,317	363,281
Subtract:
Partners’ share of NOI from Same Property—cash basis (3)(4)	(40,415)	(43,474)

BXP’s Share of Combined Same Property NOI—cash basis	$334,902	$319,807

(1)	These partnerships include 505 9th Street, N.W. in Washington, DC, which was sold on September 18, 2015, Fountain Square in Reston, VA, of which the Company acquired the remaining 50% interest on September 15, 2015, 767 Fifth Avenue (The GM Building), 601 Lexington Avenue and Times Square Tower in New York City, Salesforce Tower in San Francisco, CA and 100 Federal Street and Atlantic Wharf Office Building in Boston, MA. For additional information, refer to page 9.
(2)	For disclosures related to the calculation of BXP’s Share of NOI from unconsolidated joint ventures, see page 18.
(3)	For disclosures related to the calculation of Partners’ share of NOI and NOI - cash basis from consolidated joint ventures, see page 20.
(4)	Pages 22-24 indicate by footnote the properties which are not included as part of Same Property NOI. Non Same Properties include dispositions that occurred prior to June 30, 2016 and therefore are no longer a part of the Company’s property portfolio.
(5)	On September 15, 2015, the Company acquired its partner’s 50% interest in the entity that owns Fountain Square. As a result, the Partners’ share of NOI from non Same Properties from consolidated joint ventures for the three months ended June 30, 2015 is included in Partners’ share of NOI from non Same Properties from consolidated joint ventures.
(6)	For additional information, refer to page 12.
(7)	For additional information, refer to page 42.

SECOND QUARTER 2016

SAME PROPERTY NET OPERATING INCOME BY REPORTABLE SEGMENT

(dollars in thousands)

	Office (1)				Hotel & Residential
	For the three months ended				For the three months ended
	30-Jun-16	30-Jun-15	$ Change	% Change	30-Jun-16	30-Jun-15	$ Change	% Change
Rental Revenue	$583,888	$581,168			$16,896	$17,214
Less: Termination Income	7,654	6,680			—	—

Rental revenue (excluding termination income)	576,234	574,488	$1,746	0.3%	16,896	17,214	$(318)	(1.8)%
Operating expenses and real estate taxes	211,555	207,364	4,191	2.0%	9,584	10,026	(442)	(4.4)%

Net Operating Income (2)	$364,679	$367,124	$(2,445)	(0.7)%	$7,312	$7,188	$124	1.7%

Rental revenue (excluding termination income)	$576,234	$574,488			$16,896	$17,214
Less:
Straight-line rent and fair value lease revenue	6,526	27,606	(21,080)	(76.4)%	19	24	(5)	(20.8)%
Add:
Lease transaction costs that qualify as inducements in accordance with GAAP (3)	377	4,285	(3,908)	(91.2)%	—	—	—	—

Subtotal	570,085	551,167	18,918	3.4%	16,877	17,190	(313)	(1.8)%
Less:
Operating expenses and real estate taxes	211,555	207,364	4,191	2.0%	9,584	10,026	(442)	(4.4)%
Add:
Straight-line ground rent expense (4)	935	1,106	(171)	(15.5)%	—	—	—	—

Net Operating Income (5) - cash basis	$359,465	$344,909	$14,556	4.2%	$7,293	$7,164	$129	1.8%

	Consolidated Total (1)				Unconsolidated Joint Ventures (BXP’s Share)
	For the three months ended				For the three months ended
	30-Jun-16	30-Jun-15	$ Change	% Change	30-Jun-16	30-Jun-15	$ Change	% Change
Rental Revenue	$600,784	$598,382			$18,255	$19,264
Less: Termination Income	7,654	6,680			4	180

Rental revenue (excluding termination income)	593,130	591,702	$1,428	0.2%	18,251	19,084	$(833)	(4.4)%
Operating expenses and real estate taxes	221,139	217,390	3,749	1.7%	7,927	7,890	37	0.5%

Net Operating Income (2)	$371,991	$374,312	$(2,321)	(0.6)%	$10,324	$11,194	$(870)	(7.8)%

Rental revenue (excluding termination income)	$593,130	$591,702			$18,251	$19,084
Less:
Straight-line rent and fair value lease revenue	6,545	27,630	(21,085)	(76.3)%	1,765	56	1,709	3051.8%
Add:
Lease transaction costs that qualify as inducements in accordance with GAAP (3)	377	4,285	(3,908)	(91.2)%	—	70	(70)	(100.0)%

Subtotal	586,962	568,357	18,605	3.3%	16,486	19,098	(2,612)	(13.7)%
Less:
Operating expenses and real estate taxes	221,139	217,390	3,749	1.7%	7,927	7,890	37	0.5%
Add:
Straight-line ground rent expense (4)	935	1,106	(171)	(15.5)%	—	—	—	—

Net Operating Income (5) - cash basis	$366,758	$352,073	$14,685	4.2%	$8,559	$11,208	$(2,649)	(23.6)%

	Combined				BXP’s Share of Combined (6)
	For the three months ended				For the three months ended
	30-Jun-16	30-Jun-15	$ Change	% Change	30-Jun-16	30-Jun-15	$ Change	% Change
Rental Revenue	$619,039	$617,646			$549,430	$542,143
Less: Termination Income	7,658	6,860			7,614	5,463

Rental revenue (excluding termination income)	611,381	610,786	$595	0.1%	541,816	536,680	$5,136	1.0%
Operating expenses and real estate taxes	229,066	225,280	3,786	1.7%	203,665	200,739	2,926	1.5%

Net Operating Income (2)	$382,315	$385,506	$(3,191)	(0.8)%	$338,151	$335,941	$2,210	0.7%

Rental revenue (excluding termination income)	$611,381	$610,786			$541,816	$536,680
Less:
Straight-line rent and fair value lease revenue	8,310	$27,686	(19,376)	(70.0)%	4,561	20,381	(15,820)	(77.6)%
Add:
Lease transaction costs that qualify as inducements in accordance with GAAP (3)	377	$4,355	(3,978)	(91.3)%	377	3,141	(2,764)	(88.0)%

Subtotal	603,448	$587,455	15,993	2.7%	537,632	519,440	18,192	3.5%
Less:
Operating expenses and real estate taxes	229,066	$225,280	3,786	1.7%	203,665	200,739	2,926	1.5%
Add:
Straight-line ground rent expense (4)	935	$1,106	(171)	(15.5)%	935	1,106	(171)	(15.5)%

Net Operating Income (5) - cash basis	$375,317	$363,281	$12,036	3.3%	$334,902	$319,807	$15,095	4.7%

(1)	Includes 100% share of consolidated joint ventures. Same Property consolidated joint venture properties includes Fountain Square in Reston, VA, of which the Company acquired the remaining 50% interest on September 15, 2015, 767 Fifth Avenue (The GM Building), 601 Lexington Avenue and Times Square Tower in New York City and 100 Federal Street and Atlantic Wharf Office Building in Boston, MA.
(2)	For a quantitative reconciliation of net operating income (NOI) to net income attributable to Boston Properties, Inc. common shareholders, see page 40. For disclosures relating to the Company’s use of NOI, see pages 47-48.
(3)	Leasing transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 12. For additional information related to second generation transaction costs, see page 42.
(4)	For additional information, see page 12.
(5)	For a quantitative reconciliation of NOI to NOI on a cash basis see page 40. For disclosures relating to the Company’s use of NOI, see pages 47-48.
(6)	See page 20 for the partners’ share of each line item. On September 15, 2015, the Company acquired its partner’s 50% interest in the entity that owns Fountain Square. As a result, the partner’s share of NOI for the three months ended June 30, 2015 is included in Partners’ share of consolidated joint ventures NOI from non Same Properties.

SECOND QUARTER 2016

LEASING ACTIVITY

for the three months ended June 30, 2016

All In-Service Properties

Total
Vacant space available @ 4/1/2016 (sf)	3,688,984
Property dispositions/ properties taken out of service (sf)	—
Properties acquired vacant space (sf)	—
Properties placed in-service (sf)(1)	447,957
Leases expiring or terminated 4/1/2016-6/30/2016 (sf)	1,484,034

Total space available for lease (sf)	5,620,975

1st generation leases (sf)	446,934
2nd generation leases with new tenants (sf)	562,567
2nd generation lease renewals (sf)	742,184

Total space leased (sf)	1,751,685

Vacant space available for lease @ 6/30/2016 (sf)	3,869,290

Net (increase)/decrease in available space (sf)	(180,306)
Second generation leasing information: (2)
Leases commencing during the period (sf)	1,304,751
Weighted average lease term (months)	104
Weighted average free rent period (days)	88
Total transaction costs per square foot (3)	$70.13
Increase (decrease) in gross rents (4)	18.27%
Increase (decrease) in net rents (5)	28.11%

			Incr (decr)	Incr (decr)
	All leases	All leases	in 2nd gen.	in 2nd gen.	Total	Total square feet of leases
	1st Generation (sf)	2nd Generation (sf)	gross cash rents (4)	net cash rents (5)	Leased (sf) (6)	executed in the quarter (7)
Boston	224,193	185,134	40.30%	75.88%	409,327	98,742
New York	158,265	479,600	14.33%	22.69%	637,865	436,825
San Francisco	52,642	323,003	41.19%	68.62%	375,645	236,595
Washington, DC	11,834	317,014	7.15%	6.73%	328,848	153,439

Total / Weighted Average	446,934	1,304,751	18.27%	28.11%	1,751,685	925,601

(1)	Total vacant square feet of properties placed in service in Q2 2016 consist of 76,497 square feet at 601 Massachusetts Avenue, 130,000 square feet at 804 Carnegie Center and 241,460 square feet at 10 Citypoint.
(2)	Second generation leases are defined as leases for space that had previously been leased by the Company. Of the 1,304,751 square feet of second generation leases that commenced in Q2 2016, leases for 1,163,010 square feet were signed in prior periods.
(3)	Total transaction costs include tenant improvements and leasing commissions and exclude free rent concessions.
(4)	Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 1,081,775 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the tenant is not expected to occupy the space on a long-term basis (e.g., the tenant is occupying “swing space”).
(5)	Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 1,081,775 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the tenant is not expected to occupy the space on a long-term basis (e.g., the tenant is occupying “swing space”).
(6)	Represents leases for which rental revenue recognition has commenced in accordance with GAAP during the quarter.
(7)	Represents leases executed in the quarter for which the Company either (1) commenced rental revenue recognition in such quarter or (2) will commence rental revenue recognition in subsequent quarters, in accordance with GAAP, and includes leases at properties currently under development. The total square feet of leases executed in the current quarter and recognized in the current quarter is 145,869.

SECOND QUARTER 2016

HISTORICALLY GENERATED CAPITAL EXPENDITURES,

TENANT IMPROVEMENT COSTS and LEASING COMMISSIONS

(dollars in thousands, except PSF amounts)

Historical Capital Expenditures (1)

	Q2 2016		Q1 2016		2015	2014	2013
Recurring capital expenditures	$9,344		$21,585		$52,471	$42,610	$51,026
Hotel improvements, equipment upgrades and replacements	434		360		2,430	2,894	2,070
Planned capital expenditures associated with acquisition properties	—		87		6,069	13,087	20,506
Repositioning capital expenditures	12,475	(2)	13,015	(2)	9,820	—	—

	$22,253		$35,047		$70,790	$58,591	$73,602

2nd Generation Tenant Improvements and Leasing Commissions

	Q2 2016	Q1 2016	2015	2014	2013
Square feet	1,304,751	1,376,563	5,204,123	3,936,046	3,610,088

Tenant improvements and lease commissions PSF	$70.13	$48.87	$45.40	$29.60	$36.99

(1)	Includes the Company’s share of consolidated and unconsolidated joint ventures amounts.
(2)	Includes capital expenditures related to the repositioning activities designed to enhance revenue potential at 1330 Connecticut Avenue and Metropolitan Square in Washington, DC, Prudential Center Retail Improvements in Boston, MA, and 399 Park Avenue in New York City.

SECOND QUARTER 2016

ACQUISITIONS/DISPOSITIONS

as of June 30, 2016

ACQUISITIONS

For the period from January 1, 2016 through June 30, 2016

				Anticipated
			Initial	Future	Total	Percentage
Property	Date Acquired	Square Feet	Investment	Investment	Investment	Leased
3625-3635 Peterson Way	April 22, 2016	218,366	$78,000,000	$—	$78,000,000	100%

Total Acquisitions		218,366	$78,000,000	$—	$78,000,000	100%

DISPOSITIONS

For the period from January 1, 2016 through June 30, 2016

			Gross	Net Cash
Property	Date Disposed	Square Feet	Sales Price	Proceeds	Book Gain
415 Main Street	February 1, 2016	231,028	$105,360,000	$104,868,000	$60,803,000

Total Dispositions		231,028	$105,360,000	$104,868,000	$60,803,000	(1)

(1)	Excludes approximately $6,820,000 of gain on sale of real estate recognized during the three months ended March 31, 2016 related to a previously deferred gain amount from a 2014 sale of real estate.

SECOND QUARTER 2016

VALUE CREATION PIPELINE - CONSTRUCTION IN PROGRESS (1)

as of June 30, 2016

Construction Properties	Actual / Estimated Initial Occupancy	Actual / Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (2)		Estimated Total Investment (2)		Total Financing(2)		Amount Drawn at 6/30/2016 (2)	Estimated Future Equity Requirement (2)	Percentage Leased (3)		Percentage Placed in service (4)
Office and Retail
1265 Main Street (50% Ownership)	Q4 2016	Q4 2016	Waltham, MA	1	115,000	$19,395,177		$26,090,000		$—		$—	$6,694,823	100%		—
Prudential Center Retail Expansion	Q1 2016	Q1 2017	Boston, MA	—	15,000	9,211,073		10,760,000		—		—	1,548,927	100%		12%
888 Boylston Street	Q3 2016	Q4 2017	Boston, MA	1	425,000	212,810,471		271,500,000		—		—	58,689,529	69%		—
Salesforce Tower (95% ownership)	Q3 2017	Q1 2019	San Francisco, CA	1	1,400,000	559,744,670		1,073,500,000		(25,389,074	)(5)	—	539,144,404	59%		—
The Hub on Causeway (50% ownership)	Q4 2018	Q4 2019	Boston, MA	1	385,000	19,339,785		141,870,000		—		—	122,530,215	33%		—
Dock72 (50% ownership)	Q2 2018	Q1 2020	Brooklyn, NY	1	670,000	22,461,937		204,900,000		—		—	182,438,063	33%		—

Total Office Properties under Construction				5	3,010,000	$842,963,113		$1,728,620,000		$(25,389,074)		$—	$911,045,961	53%		0%

Residential
Cambridge Residential / 88 Ames (274 units)	Q1 2018	Q1 2019	Cambridge, MA	1	164,000	$15,581,155		$140,170,000		$—		$—	$124,588,845	N/A		—
Reston Signature Site (508 units)	Q4 2017	Q2 2020	Reston, VA	1	490,000	47,752,254	(6)	217,232,000	(6)	—		—	169,479,746	N/A		—
Reston Signature Site - Retail				—	24,600	—		—		—		—	—	81%		—

Total Residential Properties under Construction				2	678,600	$63,333,409		$357,402,000		$—		$—	$294,068,591	59	%(7)	—

Redevelopment Properties
Reservoir Place North	Q1 2017	Q3 2017	Waltham, MA	1	73,000	$14,906,086		$24,510,000		$—		$—	$9,603,914	—		4%

Total Redevelopment Properties under Construction				1	73,000	$14,906,086		$24,510,000		$—		$—	$9,603,914	—		4%

Total Properties Under Construction and Redevelopment				8	3,761,600	$921,202,608		$2,110,532,000		$(25,389,074)		$—	$1,214,718,466	52	%(7)	0%

PROJECTS FULLY PLACED IN-SERVICE DURING 2016

	Actual / Estimated	Actual / Estimated		# of		Investment	Estimated Total	Total Financing	Amount Drawn at	Estimated Future Equity	Percentage
	Initial Occupancy	Stabilization Date	Location	Buildings	Square feet	to Date (2)	Investment (2)	(2)	6/30/2016 (2)	Requirement (2)	Leased (3)
804 Carnegie Center	Q2 2016	Q2 2016	Princeton, NJ	1	130,000	$45,993,815	$47,000,000	$—	$—	$1,006,185	100%
601 Massachusetts Avenue	Q3 2015	Q1 2017	Washington, DC	1	478,883	302,605,705	339,760,000	—	—	37,154,295	90%
10 CityPoint	Q2 2016	Q2 2016	Waltham, MA	1	241,460	84,715,237	100,400,000	—	—	15,684,763	97%

Total Projects placed In-Service				3	850,343	$433,314,757	$487,160,000	$—	$—	$53,845,243	94%

IN-SERVICE PROPERTIES HELD FOR REDEVELOPMENT

		# of	Existing		Annualized Rental Obligations	Encumbered with secured	Central Business District (CBD) or	Incremental Estimated
	Sub Market	Buildings	Square Feet	Leased %	Per Leased SF (8)	debt (Y/N)	Suburban (S)	Future SF (9)
North First Business Park	San Jose, CA	5	190,636	100.0%	$18.77	N	S	1,359,364
3625-3635 Peterson Way	Santa Clara, CA	1	218,366	100.0%	21.84	N	S	413,690

Total Properties held for Redevelopment		6	409,002	100.0%	$20.41			1,773,054

(1)	A project is classified as Construction in Progress when construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed.
(2)	Represents the Company’s share. Includes income (loss) and interest carry.
(3)	Represents percentage leased as of July 22, 2016, including leases with future commencement dates and excluding residential units.
(4)	Represents the portion of the project that no longer qualifies for capitalization of interest in accordance with GAAP.
(5)	Under the joint venture agreement, if the project is funded with 100% equity, the Company has agreed to fund 50% of our partner’s equity requirement as a notional construction loan. We will fund approximately $25 million at a rate of LIBOR plus 3.0% and receive priority distributions from all distributions to our partner until the principal and interest are repaid.
(6)	Excludes $10 million of the purchase price for the site that is allocated to rights for future development in Reston Town Center.
(7)	Includes approximately 9,000 square feet of retail space from Cambridge Residential / 88 Ames residential development which is 0% leased.
(8)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(9)	Incremental Future Square Footage is included in Approximate Developable Square Feet of Value Creation Pipeline—Owned Land Parcels on page 46.

SECOND QUARTER 2016

VALUE CREATION PIPELINE

as of June 30, 2016

Owned Land Parcels

		Approximate
		Developable
Location	Acreage	Square Feet
San Jose, CA (1)	28.0	2,199,000
Reston, VA	33.8	1,160,000
Waltham, MA	11.3	805,000
Springfield, VA	17.8	800,000
Dulles, VA	76.6	760,000
Rockville, MD	58.1	759,000
Santa Clara, CA (1)(2)	14.5	414,000
Gaithersburg, MD	12.5	240,000
Washington, DC (50% ownership)	1.3	520,000
Marlborough, MA	50.0	400,000
Annapolis, MD (50% ownership)	20.0	300,000
Andover, MA	10.0	110,000

	333.9	8,467,000

Land Purchase Options

		Approximate
		Developable
Location	Acreage	Square Feet
Princeton, NJ	134.1	1,650,000
Boston, MA (50% ownership)	—	1,415,000
Boston, MA (3)		1,300,000
Cambridge, MA	—	940,000
Brooklyn, NY (50% ownership)	1.3	600,000
San Francisco, CA	2.3	TBD

	137.7	5,905,000

(1)	Excludes the existing square footage related to in-service properties being held for future re-development included on page 45.
(2)	On April 22, 2016, the Company acquired 3625-3635 Peterson Way located in Santa Clara, California for a purchase price of approximately $78.0 million in cash. 3625-3635 Peterson Way is an approximately 218,000 net rentable square foot office property. The property is 100% leased to a single tenant through March 2021. Following the lease expiration, the Company intends to develop the site into a Class A office campus containing an aggregate of approximately 632,000 net rentable square feet.
(3)	The Company has begun the City and State permitting processes for approximately 1.3 million square feet of office, retail and residential development. Zoning was enacted in Q1 2016, that supports the filings. The Company assumed the option to acquire these air rights in Q3 2015, as part of the Amendment to the Ground and Air Rights lease assumed in 2010 at the time it acquired its interests in both 100 and 200 Clarendon Street.

SECOND QUARTER 2016

DEFINITIONS

This section contains definitions of certain non-GAAP financial measures and other terms the Company provides in other sections of this document, as well as the reasons why management believes the non-GAAP financial measures provide useful information to investors about the Company’s financial condition and results of operations. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents filed with or furnished to the SEC from time to time.

Annualized Rental Obligations

Annualized Rental Obligations is defined as rental obligations at the end of the reporting period, including contractual base rents (but excluding percentage rent) and budgeted reimbursements from tenants under existing leases, multiplied by twelve. These annualized amounts exclude rent abatements.

Average Economic Occupancy

Average Economic Occupancy is defined as total possible revenue less vacancy loss as a percentage of total possible revenue. Total possible revenue is determined by valuing average occupied units at contract rates and average vacant units at Market Rents. Vacancy loss is determined by valuing vacant units at current Market Rents. By measuring vacant units at their Market Rents, Average Economic Occupancy takes into account the fact that units of different sizes and locations within a residential property have different economic impacts on a residential property’s total possible gross revenue.

Average Monthly Rental Rates

Average Rental Rates are calculated by the Company as rental revenue in accordance with GAAP, divided by the weighted monthly average number of occupied units.

Average Physical Occupancy

Average Physical Occupancy is defined as the average number of occupied units divided by the total number of units, expressed as a percentage.

BXP’s Share of Combined Debt to BXP’s Share of Combined Market Capitalization Ratio

BXP’s Share of Combined Debt to BXP’s Share of Combined Market Capitalization Ratio, defined as BXP’s Share of Combined Debt (which equals the Company’s consolidated debt, plus the Company’s share of unconsolidated joint venture debt, minus the Company’s joint venture partners’ share of consolidated debt) as a percentage of the market value of the Company’s outstanding equity securities plus BXP’s Share of Combined Debt, is an alternative measure of leverage used by some analysts in the REIT sector. BXP’s Share of Combined Market Capitalization is the sum of (A) BXP’s Share of Combined Debt plus (B) the market value of the Company’s outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units, (4) as of February 6, 2015, which was the date earned, 2012 OPP Units that were issued in the form of LTIP Units and (5) as of February 4, 2016, which was the date earned, 2013 MYLTIP Units that were issued in the form of LTIP Units plus (C) outstanding shares of 5.25% Series B Cumulative Redeemable Preferred Stock multiplied by the fixed liquidation preference of $2,500 per share. The calculation of BXP’s Share of Combined Market Capitalization does not include LTIP Units issued in the form of 2014, 2015 and 2016 MYLTIP Awards unless and until certain performance thresholds are achieved and they are earned.

The Company presents this ratio because, following the consolidation of 767 Venture, LLC (the entity that owns 767 Fifth Avenue (The GM Building)) effective June 1, 2013, the Company’s consolidated debt increased significantly compared to prior periods even though the Company’s economic interest in 767 Venture, LLC remained substantially unchanged at 60%. Similarly, after selling an interest in 601 Lexington Avenue, the Company’s economic interest in the property decreased to 55% even though it continues to consolidate the related mortgage indebtedness. Accordingly, the Company believes the presentation of BXP’s Share of Combined Debt may provide investors with a more complete picture of the Company’s share of consolidated and unconsolidated debt. In addition, in light of the difference between its consolidated debt and BXP’s Share of Combined Debt, the Company believes that also presenting BXP’s Share of Combined Debt to BXP’s Share of Combined Market Capitalization may provide investors with a more complete picture of its leverage in relation to the overall size of the Company. Investors should understand that BXP’s Share of Combined Debt to BXP’s Share of Combined Market Capitalization Ratio is in part a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect the Company’s capacity to incur additional debt to finance its activities or its ability to manage its existing debt obligations. BXP’s Share of Combined Debt to BXP’s Share of Combined Market Capitalization ratio should be evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of the Company’s outstanding indebtedness.

BXP’s Share of Combined Net Operating Income (NOI)

BXP’s Share of Combined NOI is a non-GAAP financial measure equal to Combined NOI less the Company’s partners’ share of NOI from consolidated joint ventures. In some cases the Company also presents BXP’s Share of Combined NOI on a cash basis, which is BXP’s Share of Combined NOI after eliminating the effects of straight-lining of rent and fair value lease revenue and lease transaction costs that qualify as inducements in accordance with GAAP. In addition to Consolidated NOI and Combined NOI, the Company uses BXP’s Share of Combined NOI internally as a performance measure and believe BXP’s Share of Combined NOI provides useful information to investors regarding its financial condition and results of operations because it does not include the Company’s partners’ share of consolidated joint ventures, which have become significant. Therefore, the Company believes BXP’s Share of Combined NOI is a useful measure for evaluating the operating performance of its share of all of its real estate assets, including those held by its consolidated and unconsolidated joint ventures. The Company’s management also uses BXP’s Share of Combined NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, like Consolidated NOI and Combined NOI, the Company believes BXP’s Share of Combined NOI is useful to investors as a performance measure because, when compared across periods, BXP’s Share of Combined NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income attributable to Boston Properties, Inc. common shareholders. BXP’s Share of Combined NOI presented by the Company may not be comparable to the share of combined NOI reported by other REITs that define it differently. The Company believes that in order to facilitate a clear understanding of its operating results, BXP’s Share of Combined NOI should be examined in conjunction with net income attributable to Boston Properties, Inc. common shareholders as presented in its consolidated financial statements. BXP’s Share of Combined NOI should not be considered as an alternative to net income attributable to Boston Properties, Inc. common shareholders as an indication of its performance or to cash flows as a measure of its liquidity or ability to make distributions.

BXP’s Share of Combined NOI (excluding termination income) by location and building type (in thousands):

	Boston	New York	San Francisco	Washington, DC	Total
Office	$101,892	$114,086	$53,054	$74,603	$343,635
Residential	667	—	—	1,815	2,482
Hotel	4,830	—	—	—	4,830

Total	$107,389	$114,086	$53,054	$76,418	$350,947	(1)

(1)	See page 40 for a reconciliation of Net income attributable to Boston Properties, Inc. common shareholders to BXP’s Share of Combined NOI (excluding termination income).

SECOND QUARTER 2016

DEFINITIONS

BXP’s Share of Combined Rental Obligations

BXP’s Share of Combined Rental Obligations is defined as the Company’s share of rental obligations, which is contractual base rents (but excluding percentage rent) and budgeted reimbursements from tenants under existing leases, from the consolidated portfolio plus the Company’s share of rental obligations from its unconsolidated joint venture portfolio less the Company’s partners’ share of rental obligations from its consolidated joint ventures. These amounts exclude rent abatements.

Combined Debt

Combined Debt equals the Company’s consolidated debt, plus the Company’s share of unconsolidated joint venture debt.

Combined Net Operating Income (NOI)

Combined NOI is a non-GAAP financial measure equal to Consolidated NOI plus the Company’s share of NOI from unconsolidated joint ventures. In addition to Consolidated NOI, the Company uses Combined NOI internally as a performance measures and believe Combined NOI provides useful information to investors regarding its financial condition and results of operations because it includes the impact of the Company’s share of NOI from unconsolidated joint ventures. Therefore, the Company believes Combined NOI is a useful measure for evaluating the operating performance of all of its real estate assets, including those held by its unconsolidated joint ventures. The Company’s management also uses Combined NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, like Consolidated NOI, the Company believes Combined NOI is useful to investors as a performance measure because, when compared across periods, Combined NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income attributable to Boston Properties, Inc. common shareholders. In some cases the Company also presents Combined NOI on a cash basis, which is Combined NOI after eliminating the effects of straight-lining of rent and fair value lease revenue and lease transaction costs that qualify as inducements in accordance with GAAP because some investors prefer evaluating the Company’s operating performance and that of its peers in both manners. Combined NOI presented by the Company may not be comparable to Combined NOI reported by other REITs that define Combined NOI differently. The Company believes that in order to facilitate a clear understanding of its operating results, Combined NOI should be examined in conjunction with net income attributable to Boston Properties, Inc. common shareholders as presented in its consolidated financial statements. Combined NOI should not be considered as an alternative to net income attributable to Boston Properties, Inc. common shareholders as an indication of its performance or to cash flows as a measure of its liquidity or ability to make distributions.

Consolidated Debt to Consolidated Market Capitalization Ratio

Consolidated Debt to Consolidated Market Capitalization Ratio, defined as consolidated debt as a percentage of the market value of the Company’s outstanding equity securities plus the Company’s consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector. Consolidated Market Capitalization is the sum of (A) the Company’s consolidated indebtedness outstanding plus (B) the market value of the Company’s outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units, (4) as of February 6, 2015, which was the date earned, 2012 OPP Units that were issued in the form of LTIP Units and (5) as of February 4, 2016, which was the date earned, 2013 MYLTIP Units that were issued in the form of LTIP Units plus (C) outstanding shares of 5.25% Series B Cumulative Redeemable Preferred Stock multiplied by the fixed liquidation preference of $2,500 per share. The calculation of consolidated market capitalization does not include LTIP Units issued in the form of MYLTIP Awards unless and until certain performance thresholds are achieved and they are earned, and therefore 2014, 2015 and 2016 MYLTIP Units are not included. The Company is presenting this ratio because its degree of leverage could affect its ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that the Company’s Consolidated Debt to Consolidated Market Capitalization Ratio is in part a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect its capacity to incur additional debt to finance its activities or its ability to manage its existing debt obligations. However, for a company like BXP, whose assets are primarily income-producing real estate, the Consolidated Debt to Consolidated Market Capitalization Ratio may provide investors with an alternate indication of leverage, so long as it is evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of the Company’s outstanding indebtedness.

Consolidated Net Operating Income (NOI)

Consolidated NOI is a non-GAAP financial measure equal to net income attributable to Boston Properties, Inc. common shareholders, the most directly comparable GAAP financial measure, plus preferred dividends, net income attributable to noncontrolling interests, plus corporate general and administrative expense, transaction costs, depreciation and amortization and interest expense, less development and management services income, income from unconsolidated joint ventures, interest and other income and gains (losses) from investments in securities. In some cases the Company also presents Consolidated NOI on a cash basis, which is Consolidated NOI after eliminating the effects of straight-lining of rent and fair value lease revenue and lease transaction costs that qualify as inducements in accordance with GAAP. The Company uses Consolidated NOI internally as a performance measure and believes Consolidated NOI provides useful information to investors regarding its financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, the Company believes Consolidated NOI is a useful measure for evaluating the operating performance of its real estate assets. The Company’s management also uses Consolidated NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, the Company believes Consolidated NOI is useful to investors as a performance measure because, when compared across periods, Consolidated NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Consolidated NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. Consolidated NOI presented by the Company may not be comparable to Consolidated NOI reported by other REITs that define Consolidated NOI differently. The Company believes that in order to facilitate a clear understanding of its operating results, Consolidated NOI should be examined in conjunction with net income attributable to Boston Properties, Inc. common shareholders as presented in the Company’s consolidated financial statements. Consolidated NOI should not be considered as an alternative to net income attributable to Boston Properties, Inc. common shareholders as an indication of its performance or to cash flows as a measure of its liquidity or ability to make distributions.

SECOND QUARTER 2016

DEFINITIONS

Funds Available for Distribution (FAD)

In addition to FFO, the Company presents Funds Available for Distribution (FAD), which is a non-GAAP financial measure that is calculated by (1) adding to FFO lease transaction costs that qualify as rent inducements, non-real estate depreciation, non-cash losses from early extinguishments of debt, stock-based compensation, partners’ share of consolidated and unconsolidated joint venture 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences) and unearned portion of capitalized fees, (2) eliminating the effects of straight-line rent, straight-line ground rent expense adjustment, fair value interest adjustment and fair value lease revenue, and (3) subtracting recurring capital expenditures, hotel improvements, equipment upgrades and replacements, 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences), non-cash termination income adjustment (fair value lease amounts) and impairment of non-depreciable real estate. The Company believes that the presentation of FAD provides useful information to investors regarding the Company’s results of operations because FAD, by presenting net income attributable to the Company’s common shareholders after making the adjustments described above, provides supplemental information regarding the Company’s operating performance that would not otherwise be available and may be useful to an investor in assessing the Company’s operating performance. Additionally, although FAD is not intended to be a liquidity measure, as it does not make adjustments to reflect changes in working capital or the actual timing of the payment of income or expense items that are accrued in the period, the Company believes that FAD may provide investors with useful supplemental information regarding the Company’s ability to generate cash from its operating performance and the impact of the Company’s operating performance on its ability to make distributions to its stockholders. Furthermore, the Company believes that FAD is frequently used by analysts, investors and other interested parties in the evaluation of its performance as a REIT and, as a result, by presenting FAD the Company is assisting these parties in their evaluation. FAD should not be considered as a substitute for net income (loss) attributable to the Company’s common shareholders determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.

Funds from Operations (FFO)

Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), the Company calculates Funds from Operations, or “FFO,” by adjusting net income (loss) attributable to Boston Properties, Inc. common shareholders (computed in accordance with GAAP, including non-recurring items) for gains (or losses) from sales of properties, impairment losses on depreciable real estate consolidated on the Company’s balance sheet, impairment losses on its investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures, real estate-related depreciation and amortization, and the Company’s share of income (loss) from unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure, but the Company believes the presentation of FFO, combined with the presentation of required GAAP financial measures, has improved the understanding of operating results of REITs among the investing public and has helped make comparisons of REIT operating results more meaningful. Management generally considers FFO and FFO per share to be useful measures for understanding and comparing the Company’s operating results because, by excluding gains and losses related to sales of previously depreciated operating real estate assets, impairment losses and real estate asset depreciation and amortization (which can differ across owners of similar assets in similar condition based on historical cost accounting and useful life estimates), FFO and FFO per share can help investors compare the operating performance of a company’s real estate across reporting periods and to the operating performance of other companies. The Company’s computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently.

FFO should not be considered as a substitute for net income attributable to Boston Properties, Inc. common shareholders (determined in accordance with GAAP). FFO does not represent cash generated from operating activities determined in accordance with GAAP and is not a measure of liquidity or an indicator of the Company’s ability to make cash distributions. The Company believes that to more comprehensively understand its operating performance, FFO should be considered along with its reported net income attributable to Boston Properties, Inc. and its cash flows in accordance with GAAP, as presented in its consolidated financial statements.

Future Annualized Rental Obligations

Future Annualized Rental Obligations is defined as (A) rental obligations, which are the sum of (1) contractual base rents at lease expiration (excluding percentage rent) plus (2) budgeted reimbursements from tenants at the end of the current reporting period, multiplied by (B) twelve. These annualized amounts exclude rent abatements.

In-Service Properties

The Company treats a property as being “in-service” upon the earlier of (i) lease-up and completion of tenant improvements or (ii) one year after cessation of major construction activity under GAAP. The determination as to when a property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics the Company specifies a single date for treating a property as “in-service,” which is generally later than the date the property is partially placed in-service for GAAP. Under GAAP a property may be placed in-service in stages as construction is completed and the property is held available for occupancy. In accordance with GAAP, when a portion of a property has been substantially completed and occupied or held available for occupancy, the Company ceases capitalization on that portion, though it may not treat the property as being “in-service,” and continue to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by the Company’s unconsolidated joint ventures. In-service Office properties exclude hotel and residential properties.

Market Rents

Market Rents used by the Company in calculating Average Economic Occupancy are based on the current market rates set by the managers of the Company’s residential properties based on their experience in renting their residential property’s units and publicly available market data. Trends in market rents for a region as reported by others could vary. Market Rents for a period are based on the average Market Rents during that period and do not reflect any impact for cash concessions.

Same Properties

In the Company’s analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by the Company throughout each period presented. The Company refers to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by the Company through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired, repositioned, or in development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” Pages 22-24 indicate by footnote the “In-Service Properties” which are not included in “Same Properties.”